Posting Supplement No. 202 dated May 2, 2009 to Prospectus dated October 13, 2008	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated October 13, 2008 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated October 13, 2008 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 360603

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
360603	$12,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 360603. Member loan 360603 was requested on April 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	New York Life Insurance	Debt-to-income ratio:	15.97%
Length of employment:	6 years 8 months	Location:	Fresno, CA

Home town:	Visalia
Current & past employers:	New York Life Insurance
Education:	California State University-Fresno (CSU Fresno)

This borrower member posted the following loan description, which has not been verified:

Consolidating Credit Cards 2 Chase @22% 1 Discover @20% 1 Macys @23% Need some help. Thanks.

A credit bureau reported the following information about this borrower member on April 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	38
Revolving Credit Balance:	$12,651.00	Public Records On File:	0
Revolving Line Utilization:	65.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 371766

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
371766	$25,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 371766. Member loan 371766 was requested on April 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,333 / month
Current employer:	P|S Partner Solutions, Ltd	Debt-to-income ratio:	0.00%
Length of employment:	3 months	Location:	Saint Peters, MO

Home town:
Current & past employers:	P|S Partner Solutions, Ltd, Enterprise Rent-A-Car, Maritz Inc
Education:	Southern Illinois University-Edwardsville, Principia College

This borrower member posted the following loan description, which has not been verified:

Hello, My loan request is to enable me supply goods to my client. My partner and I are in the mineral supply business. We are putting together our resources to fulfill a purchase order and are in need to of a loan to meet our supply obligation. Thank you. Tolu

A credit bureau reported the following information about this borrower member on January 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,064.00	Public Records On File:	0
Revolving Line Utilization:	21.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 375911

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
375911	$3,900	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 375911. Member loan 375911 was requested on April 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,417 / month
Current employer:	VendVision, Inc.	Debt-to-income ratio:	12.90%
Length of employment:	4 years 10 months	Location:	Celina, TX

Home town:
Current & past employers:	VendVision, Inc., Bloomington/ Normal Seating Co.
Education:	GM

This borrower member posted the following loan description, which has not been verified:

I am an S-corporation that has been in business since March of 2004 selling kiosk applications like the DVD rental machines. Our company is branded and has done business in the U.K, Quebec, Mexico, Puerto Rico, Hong Kong, most of the states and is debt free. I recently approached a Toll authority with a new concept for collecting their tolls fees and violations at the municipals. The meeting went great and we need a loan for our Beta test at a major municipal. Right now we need a simply loan for our first unit. My credit is 725 across the board when I checked this month (April) at FreeCreditReport.com I pay all my bills on-time with no lates payments.

A credit bureau reported the following information about this borrower member on January 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	47
Revolving Credit Balance:	$9,211.00	Public Records On File:	1
Revolving Line Utilization:	39.50%	Months Since Last Record:	93
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 387387

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
387387	$20,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 387387. Member loan 387387 was requested on April 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Myself	Debt-to-income ratio:	9.54%
Length of employment:	7 years 4 months	Location:	Cortland, NY

Home town:	Cortland
Current & past employers:	Myself, Color Me Red Salon
Education:	N/A

This borrower member posted the following loan description, which has not been verified:

I am writing this request for a loan to help pay for a kitchen renovation at my house. I have resided at my current location for two years and I am hoping to up grade my kitchen. We will be removing a wall that divides a current entrance to the kitchen. Opening up the room will provide more space and more efficiency. Part of the renovations will include new countertops, new cabinets, new tile, new flooring, paint, and a new dishwasher. I am a reliable source for this loan because I have excellent credit with a perfect payment history. I have never been late with any payments in my life and I realize the importance of establishing and maintaining a strong credit profile. Currently I am a little short on cash so the loan would really help me see this project through each stage and have the kitchen I want and need.

A credit bureau reported the following information about this borrower member on April 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	11	Months Since Last Delinquency:	20
Revolving Credit Balance:	$683.00	Public Records On File:	0
Revolving Line Utilization:	4.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 389138

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389138	$25,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389138. Member loan 389138 was requested on April 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	self employed	Debt-to-income ratio:	3.97%
Length of employment:	3 years	Location:	irvington, NY

Home town:	Kaunas
Current & past employers:	self employed, GER architectural manufacturing, inc., MindasMassage
Education:	Swedish Institute College of Health Sciences, Lithuanian Academy of Physical Education, Bachelor, New York Real Estate Institute

This borrower member posted the following loan description, which has not been verified:

Need extra $25000 to by out Fiances partner on the house, to be able to put the house on market the next day. Sell it and pay the personal loan back. This is a ocean view house. Thanks a lot

A credit bureau reported the following information about this borrower member on March 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	38
Revolving Credit Balance:	$2,025.00	Public Records On File:	0
Revolving Line Utilization:	15.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 389754

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
389754	$25,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 389754. Member loan 389754 was requested on April 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,167 / month
Current employer:	retired	Debt-to-income ratio:	18.37%
Length of employment:	n/a	Location:	HOSCHTON, GA

Home town:	Liberty
Current & past employers:	retired, Lucent Technologies
Education:	Brenau University

This borrower member posted the following loan description, which has not been verified:

I am in the process of applying for a CLC license for UGA, GT, Auburn, AL, University of FL, FL State, Clemson and the University of SC. I have thirteen products at this time I am presenting. I have solicited advise from fifteen college merchandising stores in and around my location. Twelve said they would carry the product and thought they would sell well in their stores. One of these stores ???????Fanatice Fanz??????? has five locations. Of the three stores that said they would not carry the products they were primarily apparel stores. Based on my research my lowest projection of an average 1300 units per month and would net before taxes $271,000 in first year, or high side of 3000 units per month would net before taxes of $1.700,000 in first year. Unable to get a dollar figure for any of the colleges I am applying for, I did find out that Texas lead the nation in revenue generated by royalties in 2007-2008 2nd quarter of $8.2 million, Texas charged an 8 percent royalty fee so that means that Texas merchandise sold totaled somewhere in the $102M range. With UGA, University of Fl, AL, Auburn, Fl State, University of SC and GT being ranked number 2, 4, 5, 11,16, 22 and 40 respectfully in total merchandising sold in 2008-2009 2nd quarter, I feel that my projection of 1000 units per month spaced over just these colleges is a conservative estimate. I have been on many of those retailer web pages and have not seen anything close to my acrylic products.

A credit bureau reported the following information about this borrower member on April 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1987	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	17	Months Since Last Delinquency:	11
Revolving Credit Balance:	$14,377.00	Public Records On File:	0
Revolving Line Utilization:	63.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 391445

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391445	$20,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391445. Member loan 391445 was requested on April 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,579 / month
Current employer:	Questar Pipeline Company	Debt-to-income ratio:	18.89%
Length of employment:	14 years	Location:	DIXON, WY

Home town:	Craig
Current & past employers:	Questar Pipeline Company, Coastal Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

We live in a well kept, but older (1982) 28X56 double-wide mobile home which we bought new. Because it is not set on a permanent foundation, it is not possible to find conventional home improvement or home equity financing. The home is fully owned and insured and sits on property we own as well. We removed and sold the wheels, axles and tongue, when it was set in 1982 and have never had any intentions of moving it, but that doesn't mean anything to the banks. It is still classified as personal property and not real estate. We want to make a personal loan for $20,000 and have vinyl siding installed. We made a similar loan in 1998 and had a metal roof and skylights installed at that time.

A credit bureau reported the following information about this borrower member on April 28, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1984	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,683.00	Public Records On File:	0
Revolving Line Utilization:	18.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 391603

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391603	$13,500	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391603. Member loan 391603 was requested on April 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	Darden Restaurants	Debt-to-income ratio:	18.20%
Length of employment:	11 years 6 months	Location:	Virginia Beach, VA

Home town:	Easton
Current & past employers:	Darden Restaurants
Education:	Wesley College-Dover

This borrower member posted the following loan description, which has not been verified:

This is a screen printing business selling high quality, original apparel via an all inclusive e-commerce web site.

A credit bureau reported the following information about this borrower member on April 7, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,116.00	Public Records On File:	0
Revolving Line Utilization:	40.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 392254

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392254	$11,500	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392254. Member loan 392254 was requested on April 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,042 / month
Current employer:	Self Employed	Debt-to-income ratio:	12.54%
Length of employment:	4 years 5 months	Location:	Kansas City, MO

Home town:	Anchorage
Current & past employers:	Self Employed, Police Department
Education:

This borrower member posted the following loan description, which has not been verified:

My purpose for getting this loan is to buy a training airplane so I can inexpensively get flight training and enter the aviation industry with as little student loans as possible. This is in contrast to the industry standard of $60K - $80K in loans when a student graduates flight school. My plan is to buy an inexpensive and economical training airplane for around $15,000. I have talked to flight instructors and airplane mechanics about which planes are best for my needs and have located several options in my price range. The airplanes I am looking at are very economical to operate, allowing me to pay for all my flight training out of pocket. Unlike cars, airplanes do not depreciate once they reach a certain age. This is because the FAA requires airplanes to undergo specific maintenance at set times throughout their life. So, once my training is complete, I will have the option to sell the airplane for as much or more than I paid for it. Another benefit of owning my own plane is that I can rent it to other students and offset the cost of maintenance and the payments on my loan. I take borrowing money very seriously and do so only when it is for an intelligent investment, such as my education. When I have borrowed in the past, I've always kept my word and have never been late on any payment - EVER.

A credit bureau reported the following information about this borrower member on April 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,430.00	Public Records On File:	0
Revolving Line Utilization:	81.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 393104

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393104	$4,200	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393104. Member loan 393104 was requested on April 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	Northeast Horticultural	Debt-to-income ratio:	10.58%
Length of employment:	1 month	Location:	Milford, CT

Home town:	Minneapolis
Current & past employers:	Northeast Horticultural, Shamrock Golf Club, K and C Pest COntrol
Education:	University of Wisconsin-Oshkosh

This borrower member posted the following loan description, which has not been verified:

I recently moved to CT for employment out of college. I am in need of a reliable automobile and am looking for a $4,200 loan over 36 months if possible.

A credit bureau reported the following information about this borrower member on April 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,570.00	Public Records On File:	0
Revolving Line Utilization:	56.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 393738

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393738	$5,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393738. Member loan 393738 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,166 / month
Current employer:	Atria's	Debt-to-income ratio:	0.00%
Length of employment:	2 months	Location:	pittsburgh, PA

Home town:	Pittsburgh
Current & past employers:	Atria's, Wesley Spectrum Services
Education:	Slippery Rock University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

Need loan to pay off debt and overdue rent.

A credit bureau reported the following information about this borrower member on April 21, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 394116

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394116	$8,500	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394116. Member loan 394116 was requested on April 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,000 / month
Current employer:	Antwerp Diamonds	Debt-to-income ratio:	21.70%
Length of employment:	4 months	Location:	Roswell, GA

Home town:
Current & past employers:	Antwerp Diamonds
Education:	The University of Georgia

This borrower member posted the following loan description, which has not been verified:

I recently graduated college and am looking to refinance my credit card debt at a better rate. I am currently working in the family business so there is no chance of me getting laid off. I am living at home and my parents are paying all of my expenses, so repayment of this loan will not be an issue for me at the current salary I am making.

A credit bureau reported the following information about this borrower member on April 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,925.00	Public Records On File:	0
Revolving Line Utilization:	37.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 394205

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394205	$21,600	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394205. Member loan 394205 was requested on April 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	nypd	Debt-to-income ratio:	14.53%
Length of employment:	2 years	Location:	staten island, NY

Home town:	staten island
Current & past employers:	nypd, lexus nexis
Education:	Pace University-New York

This borrower member posted the following loan description, which has not been verified:

looking to consolidate my debt into one payment

A credit bureau reported the following information about this borrower member on April 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,795.00	Public Records On File:	0
Revolving Line Utilization:	75.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 394265

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394265	$15,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394265. Member loan 394265 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	Watt's Specialties	Debt-to-income ratio:	3.32%
Length of employment:	8 years	Location:	Puyallup, WA

Home town:	Rapid City
Current & past employers:	Watt's Specialties
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking to take a loan to consolidate my debts and pay off some credit cards. I am a school teacher who made some poor financial decisions during my college years and am trying to rectify those decisions now. I wold be a good candidate for a loan because I have a secure and well paying job and my desire to fix my credit and payoff debts is number one right now. Also, though I am not planning on using it, I have the backup of my father who has excellent credit. The last thing I would ever do is tarnish his credit report, so above all that will keep me accountable as well.

A credit bureau reported the following information about this borrower member on April 23, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1985	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,162.00	Public Records On File:	0
Revolving Line Utilization:	3.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 394284

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394284	$8,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394284. Member loan 394284 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,424 / month
Current employer:	City of Hayward	Debt-to-income ratio:	2.44%
Length of employment:	27 years 6 months	Location:	Manteca, CA

Home town:	Honolulu
Current & past employers:	City of Hayward
Education:	Alliant International University at Fresno

This borrower member posted the following loan description, which has not been verified:

This loan is to help with the installation of a new pool and landscaping the backyard.

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,324.00	Public Records On File:	0
Revolving Line Utilization:	53.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 394329

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394329	$25,000	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394329. Member loan 394329 was requested on April 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,000 / month
Current employer:	Verizon Communications	Debt-to-income ratio:	18.46%
Length of employment:	12 years 7 months	Location:	aberdeen, NJ

Home town:	queens
Current & past employers:	Verizon Communications, nyra
Education:	st.john's u., u of phoenix

This borrower member posted the following loan description, which has not been verified:

I will use the loan to consolidate debt into one lower rate payment. I am reliable because I have held a good secure job for 13 years increasing my salary every year. I am well regarded within my industry and among my peers. I am requesting the loan because paying off my credit cards individually only gets rid of some of the interest. By consolidating I can reduce more of the principle to eventually reach my goal of becoming debt free.

A credit bureau reported the following information about this borrower member on April 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1977	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	39
Revolving Credit Balance:	$39,502.00	Public Records On File:	0
Revolving Line Utilization:	87.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 394333

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394333	$15,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394333. Member loan 394333 was requested on April 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	The Regus Group	Debt-to-income ratio:	14.99%
Length of employment:	1 year 6 months	Location:	BELLEVUE, WA

Home town:	Dallas
Current & past employers:	The Regus Group, Pizza Hut/Yum Brands
Education:	University of North Texas

This borrower member posted the following loan description, which has not been verified:

Seems like I'll be paying off these credit cards forever - after the monthly fee I'm only paying a tiny amount towards the principle. I'd like this loan to pay off those credit cards and have one payment that I can get paid off much sooner.

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	50
Revolving Credit Balance:	$9,483.00	Public Records On File:	0
Revolving Line Utilization:	57.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 394426

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394426	$12,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394426. Member loan 394426 was requested on April 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Exide Technologies	Debt-to-income ratio:	11.33%
Length of employment:	10 months	Location:	LANCASTER, PA

Home town:	Monroeville
Current & past employers:	Exide Technologies, Carclo Technical Plastics
Education:	Duquesne University

This borrower member posted the following loan description, which has not been verified:

I currently have about $12,000 in credit card debt and have 8 different accounts that I currently owe on. I am currently starting a new family with my soon to be wife and her son and would like to consolidate/refinance my debt to create an easier transition into the joining of our finances.

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	64
Revolving Credit Balance:	$11,660.00	Public Records On File:	0
Revolving Line Utilization:	67.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 394620

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394620	$20,800	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394620. Member loan 394620 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	department of public safety	Debt-to-income ratio:	16.94%
Length of employment:	12 years 3 months	Location:	ROYSE CITY, TX

Home town:	Albany
Current & past employers:	department of public safety, united states army
Education:	Savannah State University

This borrower member posted the following loan description, which has not been verified:

Pay off credit card which has an interest rate of 14.9%, and lower debt with a better interest rate.

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1991	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,337.00	Public Records On File:	0
Revolving Line Utilization:	46.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 394835

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394835	$8,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394835. Member loan 394835 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,813 / month
Current employer:	Kaiser	Debt-to-income ratio:	10.46%
Length of employment:	1 year 5 months	Location:	ANTIOCH, CA

Home town:	Los Angeles
Current & past employers:	Kaiser, Anointed Hair Creations
Education:	Kaplan University

This borrower member posted the following loan description, which has not been verified:

I would like to buy from a independant dealer

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	39
Revolving Credit Balance:	$2,347.00	Public Records On File:	0
Revolving Line Utilization:	25.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 394884

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
394884	$10,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 394884. Member loan 394884 was requested on April 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$10,417 / month
Current employer:	Staples	Debt-to-income ratio:	9.34%
Length of employment:	10 years 2 months	Location:	north smithfield, RI

Home town:	Providence
Current & past employers:	Staples
Education:	Bryant University

This borrower member posted the following loan description, which has not been verified:

Want to pay off the selected credit cards, but not close the kohls card. The remaining funds will be sent to me for home repairs

A credit bureau reported the following information about this borrower member on April 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	35	Months Since Last Delinquency:	4
Revolving Credit Balance:	$12,403.00	Public Records On File:	0
Revolving Line Utilization:	39.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 395021

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395021	$4,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395021. Member loan 395021 was requested on April 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	US Army	Debt-to-income ratio:	1.57%
Length of employment:	7 years 6 months	Location:	Clarksville, TX

Home town:	Rancho Cucamonga
Current & past employers:	US Army, J and J Interiors
Education:	American Military University

This borrower member posted the following loan description, which has not been verified:

After returning from Iraq, I need to make repair on my boat.

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	32
Revolving Credit Balance:	$4,043.00	Public Records On File:	0
Revolving Line Utilization:	43.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 395081

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395081	$10,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395081. Member loan 395081 was requested on April 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	SULLIVAN ARC	Debt-to-income ratio:	21.36%
Length of employment:	6 months	Location:	MOUNTAIN DALE, NY

Home town:	Brooklyn
Current & past employers:	SULLIVAN ARC
Education:	Hofstra University

This borrower member posted the following loan description, which has not been verified:

I would like a debt consolidation loan.

A credit bureau reported the following information about this borrower member on April 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	78
Revolving Credit Balance:	$10,638.00	Public Records On File:	0
Revolving Line Utilization:	61.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 395125

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395125	$8,500	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395125. Member loan 395125 was requested on April 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	Wells Fargo	Debt-to-income ratio:	3.90%
Length of employment:	8 months	Location:	St Louis Park, MN

Home town:	Denver
Current & past employers:	Wells Fargo, Bank of America Corp.
Education:	Austin Community College

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate all my credit cards. I am looking to just have one monthly payment at a fixed rate and a specific term. I will be making more then the minimum payment.

A credit bureau reported the following information about this borrower member on April 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,172.00	Public Records On File:	0
Revolving Line Utilization:	44.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 395179

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395179	$6,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395179. Member loan 395179 was requested on April 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Union Electrician	Debt-to-income ratio:	23.91%
Length of employment:	4 years 6 months	Location:	Las Vegas, NV

Home town:	Las Vegas
Current & past employers:	Union Electrician, Fisk Electric
Education:	University of Massachusetts at Amherst (B.S), College of Southern Nevada (Electrical)

This borrower member posted the following loan description, which has not been verified:

Have never been late on a payment on any of my credit history. Credit is tight with banks, so i wanted to give this a shot. Have a few credit cards left to pay off and wanted to use this loan to pay off the cards and eliminate my credit card use. 6,000 is no small potatoes, but its nothing life changing just something to consolidate debt with for a lower interest rate and one monthly payment. To all investors, whatever the terms may be i will 95% pay the loan to the last installment date. I understand this is a business and money is made off of interest. Credit score ranges from the 3 major bureaus to 680 - 720. All investors should feel comfortable lending to me considering my credit history, score and purpose for this loan. Thank you for your time

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,713.00	Public Records On File:	0
Revolving Line Utilization:	43.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 395230

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395230	$5,400	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395230. Member loan 395230 was requested on April 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	U.S. Air Force	Debt-to-income ratio:	23.07%
Length of employment:	5 years 10 months	Location:	Fayetteville, AR

Home town:	Honolulu
Current & past employers:	U.S. Air Force
Education:	Community College of the Air Force (CCAF)

This borrower member posted the following loan description, which has not been verified:

This money will be used to pay off credit card debt accumulated during purchases made as a first time home buyer. I am a responsible candidate for this loan because I have never missed a payment & I have recieved good discipline skills through six years in the armed forces. Military punctuality has been tought & practiced on a daily basis & has helped keep me a responsible person when it comes to finanacial stability.

A credit bureau reported the following information about this borrower member on April 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,828.00	Public Records On File:	0
Revolving Line Utilization:	23.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 395272

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395272	$9,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395272. Member loan 395272 was requested on April 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Computer Sciences Corporation	Debt-to-income ratio:	12.85%
Length of employment:	2 years 2 months	Location:	Syracuse, NY

Home town:	Syracuse
Current & past employers:	Computer Sciences Corporation
Education:	University of Wisconsin-Madison

This borrower member posted the following loan description, which has not been verified:

I am looking for a simple loan for the purpose of paying off some high interest rate credit cards. I would very much like to pay them off and pay my lender back at a fair rate in a very reasonable time frame. I am college educated with an impressive employment history, and I'm currently employed by a Fortune 500 company. My current base salary exceeds $6,000/month or $72,000 annually. Because of my steady income it will be easy for me to make a consolidated loan payment every month, or even bi-weekly if necessary. I am happy to answer any questions and provide any necessary financial documentation to interested lenders.

A credit bureau reported the following information about this borrower member on April 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	13	Months Since Last Delinquency:	13
Revolving Credit Balance:	$8,081.00	Public Records On File:	0
Revolving Line Utilization:	58.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 395311

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395311	$6,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395311. Member loan 395311 was requested on April 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,753 / month
Current employer:	n/a	Debt-to-income ratio:	7.25%
Length of employment:	n/a	Location:	Los Angeles, CA

Home town:	Sao Paulo
Current & past employers:
Education:	Santa Monica College

This borrower member posted the following loan description, which has not been verified:

My daughter is going to college in a few months and she is independent from me. Since she is moving to NY in June, I really want to help her pay for rent as she is looking for a job so she can stabilize her life. I worry about her wellbeing and I need to know that she will be safe living in another city alone. I know I am a good lender because I have good credit and I have never requested loans before. I am giving the money to my daughter in the hopes that this will help her to grow as a human being.

A credit bureau reported the following information about this borrower member on April 18, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,003.00	Public Records On File:	0
Revolving Line Utilization:	20.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 395348

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395348	$18,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395348. Member loan 395348 was requested on April 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Nationwide	Debt-to-income ratio:	15.88%
Length of employment:	2 years 8 months	Location:	huntington beach, CA

Home town:	Los Angeles
Current & past employers:	Nationwide, Morgan Stanley, smith barney
Education:	California State University-Long Beach (CSULB)

This borrower member posted the following loan description, which has not been verified:

Need loan to consolidate debt.

A credit bureau reported the following information about this borrower member on April 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,438.00	Public Records On File:	1
Revolving Line Utilization:	90.60%	Months Since Last Record:	111
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 395514

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395514	$5,500	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395514. Member loan 395514 was requested on April 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,667 / month
Current employer:	stremel mfg. llc	Debt-to-income ratio:	11.42%
Length of employment:	1 year 10 months	Location:	richfield, MN

Home town:	Sioux Falls
Current & past employers:	stremel mfg. llc, tolerance masters
Education:	sd school of mines and technology

This borrower member posted the following loan description, which has not been verified:

remodeling home

A credit bureau reported the following information about this borrower member on April 19, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	6	Months Since Last Delinquency:	6
Revolving Credit Balance:	$10,311.00	Public Records On File:	1
Revolving Line Utilization:	88.90%	Months Since Last Record:	99
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 395560

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395560	$18,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395560. Member loan 395560 was requested on April 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,512 / month
Current employer:	Newport School District	Debt-to-income ratio:	12.74%
Length of employment:	3 years	Location:	McCrory, AR

Home town:	McCrory
Current & past employers:	Newport School District, Newport Martial Arts
Education:	Arkansas State University-Newport

This borrower member posted the following loan description, which has not been verified:

I plan to use this loan to consolidate 3 of my credit cards. After these three cards are paid with this loan, I plan to close these accounts. The main reason I am applying for this loan is to simplify my monthly bills. I really want just one payment a month and the fact that I have a fixed amount of time to pay off my debt. (Three to five years) I believe that I am a good and reliable canidate for this loan because 1. I have never missed a payment on any debt that I have had and I have paid close attention to my credit and FICO score. Second, I have a very secure job in the public school system with a extremely stable income stream.

A credit bureau reported the following information about this borrower member on April 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,099.00	Public Records On File:	0
Revolving Line Utilization:	84.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 395615

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395615	$7,500	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395615. Member loan 395615 was requested on April 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,667 / month
Current employer:	Long John Silvers	Debt-to-income ratio:	15.54%
Length of employment:	4 years 1 month	Location:	neosho, MO

Home town:	enid
Current & past employers:	Long John Silvers, long john silvers
Education:	Crowder College

This borrower member posted the following loan description, which has not been verified:

I would really appreciate getting a loan for this amount . I have always been good at paying my bills on time. If I ever have a late bill it would be only one or two days late. I have just bought my first home and did a good amount of fixing it up which lead to my debts. Now that I have my house fixed up and in GREAT condition I have my focus on paying off my debts and preparing to marry the love of my life. Thanks for your time.

A credit bureau reported the following information about this borrower member on April 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,642.00	Public Records On File:	0
Revolving Line Utilization:	30.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 395633

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395633	$10,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395633. Member loan 395633 was requested on April 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	Best Buy Co. Inc.	Debt-to-income ratio:	13.59%
Length of employment:	4 years	Location:	Nashua, NH

Home town:	Spokane
Current & past employers:	Best Buy Co. Inc., Moody Bible Institute, Moody Aviation
Education:	Moody Aviation, Moody Bible Institute, Raritan Valley Community College

This borrower member posted the following loan description, which has not been verified:

Jumpshot Photography will fill the niche market of youth and family photography with an emphasis on youth sports. A startup loan is needed to purchase equipment and advertising.

A credit bureau reported the following information about this borrower member on April 19, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,556.00	Public Records On File:	0
Revolving Line Utilization:	73.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 395653

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395653	$15,200	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395653. Member loan 395653 was requested on April 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,167 / month
Current employer:	PUNGO, Inc.	Debt-to-income ratio:	7.25%
Length of employment:	1 year 9 months	Location:	Allen, TX

Home town:	Niles
Current & past employers:	PUNGO, Inc., JCPenney Corporate
Education:	The University of Texas at Dallas, Texas Tech University

This borrower member posted the following loan description, which has not been verified:

I have just completed the sale of an investment property and will be turning the profit around into another property. My previous bank has gone under and I am now using a local private bank (exceptional terms) for the purchase. The profit from my last investment is covering the down payment, fixing up, tenant acquisition and closing costs on the new property so I am in the clear to purchase. However, because this is the first time I will be working with this bank, the committee has required me to place an additional security deposit in an account at their bank for the next 6 months (not liquid until after 6 months). I have the cash on hand to do so in my family's emergency fund; however that would leave us with no real financial cushion for the next 6 months. My wife and I make $85-$100k a year depending on bonuses and have very little personal debt. ($250 car payment, $200 student loans for MBA, $1200 Mortgage PITI, $600 recurring bills, and $700 food living etc) and we pay off our credit cards at the end of the month. In addition to our monthly cash flow, we will have the emergency cash on hand...so making payments will not be a problem at all. I am requesting this loan to cover the security deposit (or replenish the emergency fund depending on timing) and will payback the loan as soon as the deposit is liquid. I am willing to pay a slightly higher rate of return due to the fact that this will be a shorter term deal.

A credit bureau reported the following information about this borrower member on April 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,140.00	Public Records On File:	0
Revolving Line Utilization:	6.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 395663

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395663	$7,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395663. Member loan 395663 was requested on April 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	n/a	Debt-to-income ratio:	21.53%
Length of employment:	2 years	Location:	Brooklyn, NY

Home town:	Berlin
Current & past employers:
Education:	Pace University

This borrower member posted the following loan description, which has not been verified:

Purpose of loan: To make an all cash purchase of a used car at an auto auction. About me: I work in an expanding industry and make about $90k (with bonus) annually. I currently have student loans and a little bit of credit card debt. All payments have been on time and will continue to be.

A credit bureau reported the following information about this borrower member on April 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,299.00	Public Records On File:	0
Revolving Line Utilization:	58.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 395712

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395712	$4,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395712. Member loan 395712 was requested on April 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,829 / month
Current employer:	Lewis D Gilbert	Debt-to-income ratio:	1.91%
Length of employment:	2 years 2 months	Location:	Bolt, WV

Home town:	Richwood
Current & past employers:	Lewis D Gilbert, Breckinridge, Davis & Sproles, Lewis D. Gilbert--I worked for him for 3 yrs previously
Education:

This borrower member posted the following loan description, which has not been verified:

I am trying to improve my credit, while my husbands credit is good. That is why I want this loan in my name with him as a co-signer. I can assure you that this will be repaid with no late payments. Your help is greatly appreciated

A credit bureau reported the following information about this borrower member on April 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	77
Revolving Credit Balance:	$370.00	Public Records On File:	0
Revolving Line Utilization:	21.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 395732

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395732	$15,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395732. Member loan 395732 was requested on April 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,667 / month
Current employer:	Allstate Insurance	Debt-to-income ratio:	5.48%
Length of employment:	5 months	Location:	Fredericksburg, VA

Home town:	Buffalo
Current & past employers:	Allstate Insurance, Jupiter Media Metrix, Appraisal.com, HSBC
Education:	Williams College, Loyola College in Maryland, Hamilton College-Clinton

This borrower member posted the following loan description, which has not been verified:

I recently purchased an insurance agency and need to cash to help me through the start-up mode. I have already invested over $30,000 of my own money. We have been in business for 4 1/2 months. Currently, our monthly cash flow is about $3,500 short. With our existing sales volume we should be able to close that gap in 3-4 months.

A credit bureau reported the following information about this borrower member on April 20, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1968	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,930.00	Public Records On File:	0
Revolving Line Utilization:	7.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 395765

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395765	$10,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395765. Member loan 395765 was requested on April 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Temple Grill	Debt-to-income ratio:	5.98%
Length of employment:	5 years 2 months	Location:	Branford, CT

Home town:
Current & past employers:	Temple Grill
Education:

This borrower member posted the following loan description, which has not been verified:

Looking to update my kitchen and bathroom.

A credit bureau reported the following information about this borrower member on April 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	50
Revolving Credit Balance:	$11,167.00	Public Records On File:	0
Revolving Line Utilization:	57.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 395778

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395778	$16,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395778. Member loan 395778 was requested on April 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,583 / month
Current employer:	McNeil Technologies	Debt-to-income ratio:	16.25%
Length of employment:	9 months	Location:	Bowie, MD

Home town:	Silver Spring
Current & past employers:	McNeil Technologies, Department of Homeland Security (DHS) - Privacy Office, Agency for International Development (Contractor), Food and Drug Administration (FDA) (Contractor)
Education:	University of Maryland at College Park - B.S. Chemistry

This borrower member posted the following loan description, which has not been verified:

I am requesting $16000 for mainly two reasons. One is to pay off my credit cards which all have interest rates in the low to high 20's. The other reason is to pay off my car loan lease ($600/month - about 18 more months). This would help in that I would be paying less than my car loan per month. It would also help with me paying off my student loan which I have put off long enough. In addition, I possibly can save extra money for future goals such as to own a house, getting married, retirement, etc. Thank You

A credit bureau reported the following information about this borrower member on April 20, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	27	Months Since Last Delinquency:	8
Revolving Credit Balance:	$5,636.00	Public Records On File:	0
Revolving Line Utilization:	49.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 395852

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395852	$12,600	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395852. Member loan 395852 was requested on April 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	stfatoflight	Debt-to-income ratio:	18.77%
Length of employment:	7 years	Location:	placentia, CA

Home town:	burma
Current & past employers:	stfatoflight, stratoflight
Education:	ITT Technical Institute

This borrower member posted the following loan description, which has not been verified:

i am using this money to remodel my kitchen and i am sure i will pay it off within 2 years or less.

A credit bureau reported the following information about this borrower member on April 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,680.00	Public Records On File:	0
Revolving Line Utilization:	11.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 395876

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395876	$6,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395876. Member loan 395876 was requested on April 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,965 / month
Current employer:	American Family Insurance Group	Debt-to-income ratio:	20.02%
Length of employment:	2 years 4 months	Location:	Plymouth, MN

Home town:	Ham Lake
Current & past employers:	American Family Insurance Group, Batteries Plus, Honeywell DMC
Education:	Saint Cloud State University

This borrower member posted the following loan description, which has not been verified:

Lenders, I am currently in the process of looking to purchase my first home and would like to get my current debt paid down faster. I have been a borrower for 10 years and have never paid a loan or credit card bill late or defaulted on a loan or credit card. I have never had a collection. I have been employed with the same company since graduating from college in December of 2006. I am working on my career and moving my life forward and would like this loan to assist me with my goal of owning my first home. Thank you for your consideration in this matter.

A credit bureau reported the following information about this borrower member on April 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,634.00	Public Records On File:	0
Revolving Line Utilization:	70.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 395879

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395879	$11,400	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395879. Member loan 395879 was requested on April 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,250 / month
Current employer:	U. S. Postal Service	Debt-to-income ratio:	20.11%
Length of employment:	30 years 3 months	Location:	Youngstown, OH

Home town:	Youngstown
Current & past employers:	U. S. Postal Service
Education:	YSU

This borrower member posted the following loan description, which has not been verified:

I'm a Letter Carrier for the U S Postal Service. With 30 years seniority, I am in no danger of getting laid off or being reassigned if the USPS does a Reduction In Force, as is rumored in 2009. I live in Ohio, in an area where the unemployment rate is very high. Due to this, and not my own employment status, various credit card companies have raised my interest rate. I'm hoping to find a lower rate here at the lending club. If approved, I will use the money to pay down those cards that have increased my rates.

A credit bureau reported the following information about this borrower member on April 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	64
Revolving Credit Balance:	$18,212.00	Public Records On File:	0
Revolving Line Utilization:	56.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 396081

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396081	$15,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396081. Member loan 396081 was requested on April 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	PRA International	Debt-to-income ratio:	24.50%
Length of employment:	8 years 6 months	Location:	TROY, VA

Home town:	Wayne
Current & past employers:	PRA International, General Electric
Education:	Piedmont Virginia Community College

This borrower member posted the following loan description, which has not been verified:

This will be used to pay off an existing vehicle loan as well as a credit card, consolidating into a single loan. Monies will also be used to pay for orthodontia expenses that my insurance does not cover.

A credit bureau reported the following information about this borrower member on April 29, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,544.00	Public Records On File:	0
Revolving Line Utilization:	11.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 396085

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396085	$22,000	17.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396085. Member loan 396085 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,833 / month
Current employer:	XO Communications	Debt-to-income ratio:	14.03%
Length of employment:	5 years 6 months	Location:	PLANO, TX

Home town:	Dallas
Current & past employers:	XO Communications, XO Communications
Education:	Texas Tech University

This borrower member posted the following loan description, which has not been verified:

I am in the process of consolidating all my credit card debt into one monthly payment and get off the revolving credit. Wife and I looking to get more financially sound and getting down all credit card debts. The interests rates are unbareable since Citibank just jacked up all of theirs and we have 3 cards with them. We had spent alot due to recently getting married and having a child. We would like to keep the wife at home and raise our child. This will make things easier getting the credit card debts paid off and having more cash on hand instead of paying the horible intersts rates.

A credit bureau reported the following information about this borrower member on April 23, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,008.00	Public Records On File:	0
Revolving Line Utilization:	79.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 396115

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396115	$10,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396115. Member loan 396115 was requested on April 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Bank of New York Mellon Corp.	Debt-to-income ratio:	13.34%
Length of employment:	8 years 2 months	Location:	staten island, NY

Home town:	New York
Current & past employers:	Bank of New York Mellon Corp.
Education:

This borrower member posted the following loan description, which has not been verified:

I'm looking to consolidate my debt at a reasonable rate.

A credit bureau reported the following information about this borrower member on April 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1990	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	43
Revolving Credit Balance:	$22,228.00	Public Records On File:	0
Revolving Line Utilization:	22.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 396124

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396124	$8,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396124. Member loan 396124 was requested on April 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	National City Corp.	Debt-to-income ratio:	1.30%
Length of employment:	1 year 6 months	Location:	parma, OH

Home town:	parma
Current & past employers:	National City Corp.
Education:	Cuyahoga Community College

This borrower member posted the following loan description, which has not been verified:

I have a unique opportunity to purchase a stake in a longstanding company for very cheap because of the current economy. The seller has other properties he would like to focus on and remodel and is looking to sell this profitable business for a lump sum. I am employed working full time right now and will continue to work that while earning a steady income from the business and focusing on driving up profits higher. I pay rent with no other outstanding debt (credit cards included).

A credit bureau reported the following information about this borrower member on April 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,722.00	Public Records On File:	0
Revolving Line Utilization:	36.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 396135

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396135	$12,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396135. Member loan 396135 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,916 / month
Current employer:	Business.com	Debt-to-income ratio:	1.92%
Length of employment:	2 years	Location:	LOS ANGELES, CA

Home town:	Chicago
Current & past employers:	Business.com
Education:	Univerisity of California, Riverside BA, London School of Economics MA, San Jose State University MLIS

This borrower member posted the following loan description, which has not been verified:

I need to pay two credit cards. I do not use them anymore and have no need for them. I have already paid down 10k in a year. I make about 95K with bonus so I just want to consolidate at a good rate over 4 or 5 years fixed and not really worry about it. Aside from rent and phone I do not have any other debt obligations. John

A credit bureau reported the following information about this borrower member on April 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1990	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	24
Revolving Credit Balance:	$14,989.00	Public Records On File:	0
Revolving Line Utilization:	25.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 396139

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396139	$10,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396139. Member loan 396139 was requested on April 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	Self-employed	Debt-to-income ratio:	12.30%
Length of employment:	12 years	Location:	KENT, WA

Home town:	Spokane
Current & past employers:	Self-employed
Education:

This borrower member posted the following loan description, which has not been verified:

The second level of my home was left unfinished and I am adding dormers, windows, doors and a roughed-in 1/2 bath.Once the dormers are in place,new roofing ( already have materials) will be applied.

A credit bureau reported the following information about this borrower member on April 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1987	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,729.00	Public Records On File:	0
Revolving Line Utilization:	97.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 396145

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396145	$13,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396145. Member loan 396145 was requested on April 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	General Electric	Debt-to-income ratio:	16.39%
Length of employment:	3 years	Location:	louisville, KY

Home town:	louisville
Current & past employers:	General Electric, Evans Costruction
Education:	Jefferson Community College-Louisville

This borrower member posted the following loan description, which has not been verified:

My wife and i always make the payment but it just seems like we are getting know where. I believe it would be much easier if we just had one payment and could see the results. Thanks for the help

A credit bureau reported the following information about this borrower member on April 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,124.00	Public Records On File:	0
Revolving Line Utilization:	87.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 396154

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396154	$10,500	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396154. Member loan 396154 was requested on April 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Self	Debt-to-income ratio:	14.42%
Length of employment:	6 years 3 months	Location:	Leavenworth, KS

Home town:	Kansas City
Current & past employers:	Self, The Kansas City Star, The Boulder Daily Camera, The St. Joseph News-Press, Fort Leavenworth Dept of the Army
Education:	University of Missouri-Kansas City, Penn Valley Community College

This borrower member posted the following loan description, which has not been verified:

Although this is my loan request and I will be using the proceeds for for my sole purpose, I am married, so would like to tell you about not only myself but include information about my spouse, if that is okay. My husband and I have lived in the same location for 15 years, we've been married for 19 years. We have both been in the same careers for over 30 years. Our incomes are both strong and we have worked hard to build a great credit history of steady, reliable repayment over the past three years in particular. Because credit scores don't tell the whole story, we would ask that you look at how well and how long our repayment history is on a variety of loans. We own our own home, which is valued by the county assessor this past January at $183,000. One building on the property is planned for income producing this year. My photography business is strong with an expected gross sales in 2009 to exceed $60,000. My husband's income with MPRI is $168,000/year, which I manage for him since his work is overseas in Iraq. I can provide paystubs if necessary or needed. Since we are married, our incomes are obviously intertwined, which is why I'm asking for consideration of both incomes. Although we do carry debt, we also have the income to carry it. The majority of debt we carry have gone towards improvements on our home or to replace vehicles that we have owned and used a lot of years. Thank you for your consideration, Peggy Bair

A credit bureau reported the following information about this borrower member on April 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,151.00	Public Records On File:	0
Revolving Line Utilization:	61.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 396285

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396285	$15,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396285. Member loan 396285 was requested on April 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,583 / month
Current employer:	statesboro publishing	Debt-to-income ratio:	13.16%
Length of employment:	9 years 2 months	Location:	register, GA

Home town:	Statesboro
Current & past employers:	statesboro publishing, self Statesboro TV and Appliance Service
Education:

This borrower member posted the following loan description, which has not been verified:

I desire a loan to consolidate credit card debt.

A credit bureau reported the following information about this borrower member on April 21, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1991	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,923.00	Public Records On File:	0
Revolving Line Utilization:	70.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 396298

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396298	$20,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396298. Member loan 396298 was requested on April 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	n/a	Debt-to-income ratio:	6.57%
Length of employment:	1 year	Location:	oxnard, CA

Home town:
Current & past employers:	Countrywide Financial Corp., Washington Mutual
Education:	California State University-Northridge (CSUN)

This borrower member posted the following loan description, which has not been verified:

Consolidating all credit credits into 1 payment, 3 - 4 yr term.

A credit bureau reported the following information about this borrower member on April 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,264.00	Public Records On File:	0
Revolving Line Utilization:	74.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 396348

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396348	$20,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396348. Member loan 396348 was requested on April 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	Axis Overhead Garage Doors	Debt-to-income ratio:	20.02%
Length of employment:	10 years 3 months	Location:	Lakeside, CA

Home town:	Stockton
Current & past employers:	Axis Overhead Garage Doors
Education:	San Diego City College

This borrower member posted the following loan description, which has not been verified:

I want to consolidate 3 credit cards

A credit bureau reported the following information about this borrower member on April 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,046.00	Public Records On File:	0
Revolving Line Utilization:	31.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 396388

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396388	$8,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396388. Member loan 396388 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	Sitter's Registry	Debt-to-income ratio:	14.74%
Length of employment:	8 years 3 months	Location:	SHREVEPORT, LA

Home town:	Shreveport
Current & past employers:	Sitter's Registry, Bluegreen Corporation, Germantown Baptist Church
Education:	Centenary College of Louisiana

This borrower member posted the following loan description, which has not been verified:

I have 2 credit cards that I would like to consolidate and refinance at lower rates. Over the last few months, the interest on one of my credit cards has gone from 9.9% to 14.9% to 27.9%. I make payments on time, so I don't believe this is a result of mistakes on my part. Rather I feel it's a result of the economic climate and Chase's buyout of Wamu. I am currently being charged over $100/ month in finance charges. At this rate I will not be able to pay off my debts in a timely fashion. With a consolidated loan, I know I will have a fixed interest rate and a definite payoff date. I would also like to explain that these debts were not incurred as a result of any irresponsible spending. My family has gone through some difficult financial times in the past and we had to utilize all possible resources, including credit cards. We are now in a much better financial position and wish to repay our debts in a way that is both timely and responsible. Please help us accomplish this goal.

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,914.00	Public Records On File:	0
Revolving Line Utilization:	52.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 396404

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396404	$15,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396404. Member loan 396404 was requested on April 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,250 / month
Current employer:	HEALTH-FIRST	Debt-to-income ratio:	22.67%
Length of employment:	2 years 6 months	Location:	MELBOURNE, FL

Home town:	PORTAGE
Current & past employers:	HEALTH-FIRST, HOLY CROSS HOSPITAL, METHODIST HOSPITAL GARY
Education:	Indiana University-Northwest, Purdue University-North Central Campus

This borrower member posted the following loan description, which has not been verified:

LOAN WILL BE USED TO PAY OFF A VEHICLE TO ELIMINATE A LARGE MONTHY PAYMENT, AS WELL AS OTHER HIGH INTEREST CREDIT CARDS. VEHICLE WILL BE SOLD AS WE ONLY NEED ONE VEHICLE. THIS LOAN WILL LOWER OUR MONTHLY PAYMENTS CONSIDERABLY. I HAVE A VERY GOOD REPAYMENT HISTORY AND PAY ON TIME. THIS LOAN WILL HELP US TO START ELIMINATING OUR DEBT.

A credit bureau reported the following information about this borrower member on April 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,803.00	Public Records On File:	0
Revolving Line Utilization:	92.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 396521

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396521	$8,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396521. Member loan 396521 was requested on April 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Harvard University	Debt-to-income ratio:	4.32%
Length of employment:	3 years 6 months	Location:	MEDFORD, MA

Home town:	Fresno
Current & past employers:	Harvard University, Monterey Bay Aquarium Research Institute
Education:	University of California-Los Angeles (UCLA), University of California-Santa Barbara (UCSB)

This borrower member posted the following loan description, which has not been verified:

This loan is to purchase a replacement vehicle for our personal use. I am a professor, and my wife is a professional educator. We are starting a family and need a safer vehicle.

A credit bureau reported the following information about this borrower member on April 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1989	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	18	Months Since Last Delinquency:	19
Revolving Credit Balance:	$5,262.00	Public Records On File:	0
Revolving Line Utilization:	28.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 396522

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396522	$16,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396522. Member loan 396522 was requested on April 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$4,833 / month
Current employer:	DollarServ Inc.	Debt-to-income ratio:	7.49%
Length of employment:	3 months	Location:	Phoenix, AZ

Home town:	St. Paul
Current & past employers:	DollarServ Inc., Travel Click Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

DollarServ Inc. Our focus is to purchase REO homes, short sales, auctions, and hardship homes. We find these homes through a very selective process we have developed, which is based on the condition of the property, the status, price, age, size, and the availability of other homes in the area. We then negotiate a price where we can buy up to 25-75% below market value. I have many sources available for the best deals from the accounting/tax office I work for Part-time, some connections at banks and the MLS. We also have many other business connections to draw upon. We are not shy about knocking on doors and inquiring about a property when we see an unkept property in disrepair. Afterward, we fix up the property doing as much of the work as the two partners can and then using our professional contractors that we know and trust, to through the home repairing any and all problems, such as plumbing, electrical, framing, bathrooms, landscaping, and most importantly the kitchen. Repairs on each home range anywhere from $5,000 - $30,000. All of the bids for repairs and expenses are completed before the property is even purchased. Depending on the property, we would sell the home at 0-15% below market. That way the loan is secured on the property and if the market falls a little it wouldn't hurt the sale because we are still selling under the market value. In most cases we make anywhere from 20% to 30%. However, it?s not unheard of to make significantly more. It always depends on how much the buyer is willing to pay in that certain area. I have three properties one I live in and two others being flipped, one has a renter on a month to month basis and the second property is on currently on the market and both have little encumbrance (25%) relative to value. My Credit is in 780 last time I checked, but my income is currently Self employment of 4900.00 a month and W2 last year was 58k. In most areas the market is down, however people are still buying homes because they need a place to live. We focus on the commodity priced entry level properties. In any case, the home is always available to be put up for rent or lease. There are many different exit strategies. My partner and I work with individuals that have been doing this for several years and have been very profitable. At this time, we are looking to build our own relationships with investors in the pursuit of these opportunities. If you would like to contact me, please either send me an email at: marv@valento.com or call 602-750-6278. We are based in the Phoenix, AZ area and our sales are up 70% for the sub 150k properties from last year. You won?t be disappointed! Marvin Valento JR 602.750.6278

A credit bureau reported the following information about this borrower member on April 21, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,144.00	Public Records On File:	0
Revolving Line Utilization:	15.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 396539

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396539	$9,500	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396539. Member loan 396539 was requested on April 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Self-Employed	Debt-to-income ratio:	15.88%
Length of employment:	10 years 4 months	Location:	Astoria, NY

Home town:	San Jose
Current & past employers:	Self-Employed, Spaeth Design
Education:	Foothill College, North Carolina School of the Arts

This borrower member posted the following loan description, which has not been verified:

This loan will go directly toward the funding and payment of the first year of a 2-year training program for special effects make-up design and technology in the entertainment industry. I am a 34-year-old professional production and scenic designer for the entertainment and events industry, and have had good success in my current career. However, as a young person I didn't realize that my personal passion would not be fully realized in this career. I am at a place in my life now where I have the opportunity to fully commit myself to my dream and have a career I truly love and will work at passionately. I take great pride in my work and my strong work ethic. I have given my current career a very strong effort, but know that making this switch now means I will be leaving on a high note and feel proud that I can maintain my reputation of finishing what I start. The appreciation for, and the responsibility that comes with, being afforded a loan that will lead to a life changing opportunity such as this is something I take very seriously. I have very good credit, have successfully lived as a freelance designer in the city for the last decade, and now wish to study in England at the UK's premiere Film Studio. With this loan I will be able to fund the first year of education and housing.

A credit bureau reported the following information about this borrower member on April 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,096.00	Public Records On File:	0
Revolving Line Utilization:	73.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 396543

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396543	$7,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396543. Member loan 396543 was requested on April 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	picerne development	Debt-to-income ratio:	21.43%
Length of employment:	2 years 6 months	Location:	APOPKA, FL

Home town:	Santo Domingo
Current & past employers:	picerne development, arden development
Education:	cectec college

This borrower member posted the following loan description, which has not been verified:

is a mercedes

A credit bureau reported the following information about this borrower member on April 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1991	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	70
Revolving Credit Balance:	$33,269.00	Public Records On File:	0
Revolving Line Utilization:	52.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 396548

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396548	$15,250	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396548. Member loan 396548 was requested on April 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Dauenhauer Plumbing	Debt-to-income ratio:	17.68%
Length of employment:	8 years 9 months	Location:	Louisville, KY

Home town:	Louisville
Current & past employers:	Dauenhauer Plumbing, Peat Marwick Mitchell and Co. CPAs
Education:	University of Kentucky, University of Louisville

This borrower member posted the following loan description, which has not been verified:

I need this loan to complete financing of a business purchase. A partner and I are purchasing an existing car wash business that is 10 years old and profitable. Current owners are ready to retire and no longer want to committ the time it takes to maximize return on investment. My intent was to fund my portion of the business thru my 401k however the market downturn has left me short of my requirement. Average income from the business over the last few years is more than adequate to cover timely payoff on loans. This business will ensure the financial security of my family, I would appreciate your consideration. Thank you.

A credit bureau reported the following information about this borrower member on April 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,759.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 396615

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396615	$2,700	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396615. Member loan 396615 was requested on April 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$833 / month
Current employer:	Starbucks	Debt-to-income ratio:	12.36%
Length of employment:	1 year 7 months	Location:	Chesterfield, VA

Home town:	Baltimore
Current & past employers:	Starbucks, Starbucks
Education:	Randolph-Macon College

This borrower member posted the following loan description, which has not been verified:

I need money for school. I have a job and I work about 25-30 hours a week and I am also a full time student.

A credit bureau reported the following information about this borrower member on April 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,934.00	Public Records On File:	0
Revolving Line Utilization:	53.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 396623

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396623	$4,000	18.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396623. Member loan 396623 was requested on April 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,750 / month
Current employer:	US Army	Debt-to-income ratio:	2.86%
Length of employment:	1 year 7 months	Location:	wenonah, NJ

Home town:	woodbury
Current & past employers:	US Army
Education:

This borrower member posted the following loan description, which has not been verified:

I am in the military and i have about 4,000 in credit card dept from 3 different companies. I would like to consolidate the dept into one payment.

A credit bureau reported the following information about this borrower member on April 21, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2007	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,404.00	Public Records On File:	0
Revolving Line Utilization:	32.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 396644

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396644	$10,800	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396644. Member loan 396644 was requested on April 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,250 / month
Current employer:	Digital Chocolate, Inc.	Debt-to-income ratio:	6.82%
Length of employment:	10 months	Location:	Fremont, CA

Home town:
Current & past employers:	Digital Chocolate, Inc.
Education:	McCombs School of Business, University of Texas-Austin

This borrower member posted the following loan description, which has not been verified:

Recently bought a house for our young family (newborn). House needs minor improvements: air conditioner, stair railing remodel (baby can climb through very easily as stairs are old). Doing this to keep baby comfortable and safe. I have excellent credit. Both wife and I have stable jobs (dual income, both professionals with graduate degrees). I have been in my line of work over 10 years. We bought our house with a fixed interest loan without any government or external support. No revolving credit bills (credit card paid off fully each month). Only a single car lease, student loan and mortgage. Since I did not believe in ARMs or buying beyond my means, we save our money and bought our home when the market fell. I thought I would wait for the A/C until next year, but learning to live with a young baby is an everyday learning experience. Now I feel that its a necessary improvement to make. Also when buying the house, it never occurred to me that a growing baby would be able to step through baulisters and create a safety hazard.

A credit bureau reported the following information about this borrower member on April 21, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,232.00	Public Records On File:	0
Revolving Line Utilization:	19.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 396671

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396671	$9,600	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396671. Member loan 396671 was requested on April 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Self Employed (ACB Jewelry/Talent Source)	Debt-to-income ratio:	21.12%
Length of employment:	4 years 2 months	Location:	FORT PIERCE, FL

Home town:	New Orleans
Current & past employers:	Self Employed (ACB Jewelry/Talent Source), GB, my own former jewelry business
Education:	Fashion Institute of Design & Merchandising in Los Angeles (FIDM), Savannah College of Art and Design

This borrower member posted the following loan description, which has not been verified:

I am requesting this loan to help with moving and living expenses to participate in a medical research study which may cure a hard to beat disease I have been carrying around for 3 years now. It is an exciting opportunity because it increases my chances for a cure from 40% to 80%, but it does not provide any financial compensation, and we are making a coast to coast move (FL to CA) in order to make it happen. My husband and I are both freelancers, he is an editor and I am a jewelry designer and musician. Because he works on the internet, he is continuously employed, and I have a p/t position with another jewelry designer which I found in the time we have been here for pre-qualification tests. This loan will help to pay for moving expenses, securing an apartment and paying bills, especially during the first few months of the year long treatment, which will be the most limiting. Any help would be greatly appreciated!

A credit bureau reported the following information about this borrower member on April 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,351.00	Public Records On File:	0
Revolving Line Utilization:	98.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 396709

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396709	$7,500	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396709. Member loan 396709 was requested on April 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,250 / month
Current employer:	ELS Language Centers	Debt-to-income ratio:	5.88%
Length of employment:	4 years 8 months	Location:	PROVIDENCE, RI

Home town:	Los Angeles
Current & past employers:	ELS Language Centers, Border Bookshop
Education:	University of Minnesota

This borrower member posted the following loan description, which has not been verified:

I will use the money to buy an automobile, a 2005 Honda Accord. I have a solid income (over $50,000) and consistently pay my bills on time.

A credit bureau reported the following information about this borrower member on April 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1987	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,256.00	Public Records On File:	0
Revolving Line Utilization:	n/a	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 396780

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396780	$13,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396780. Member loan 396780 was requested on April 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Kennedy Associates Real Estate Counsel, LP	Debt-to-income ratio:	19.51%
Length of employment:	1 year	Location:	Renton, WA

Home town:	Issaquah
Current & past employers:	Kennedy Associates Real Estate Counsel, LP, Dawson Design Associates
Education:	Johnson & Wales University-Providence, University of Arizona

This borrower member posted the following loan description, which has not been verified:

Hello - I have a credit card that keeps raising my interest rate despite on-time payments and payments above the minimun amount due. The account is constantly changing ownership and each time they raise my APR - it is now out of control. I have been making on-time payments for years now and can't seem to make any 'progress' due to the rate. I am fully employeed with a successful company, I am in good standing in my position, and in light of the current economic climate, I am in a decent position. This high rate credit card is affecting my quality of life and preventing me from saving for a home purchase, retirement account contributions, even my social life. My credit score is in good standing. I have a sizeable student loan that I have been paying on-time for 5-6 years now. I feel taken advantage of by these credit card companies and would much rather have an independent investor profit from my debt than a large credit card company. I absolutely can make sizeable monthly payments on the 1st on each month. I know I am liable for this debt, and am committed to paying in full; I just need a better interest rate to do this while at the same time am able to live my life. Thank you, David Sorensen

A credit bureau reported the following information about this borrower member on April 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	72
Revolving Credit Balance:	$14,670.00	Public Records On File:	0
Revolving Line Utilization:	74.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 396813

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396813	$6,800	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396813. Member loan 396813 was requested on April 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,600 / month
Current employer:	n/a	Debt-to-income ratio:	1.54%
Length of employment:	n/a	Location:	newport news, VA

Home town:	Tarboro
Current & past employers:	newport news shipbuilders
Education:

This borrower member posted the following loan description, which has not been verified:

pay for medical expense

A credit bureau reported the following information about this borrower member on April 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	9	Months Since Last Delinquency:	11
Revolving Credit Balance:	$989.00	Public Records On File:	0
Revolving Line Utilization:	3.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 396913

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396913	$10,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396913. Member loan 396913 was requested on April 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Fraze Design	Debt-to-income ratio:	23.41%
Length of employment:	4 years 11 months	Location:	st. petersburg, FL

Home town:	Wadsworth
Current & past employers:	Fraze Design, API Plus
Education:	the ohio state university, st. petersburg college

This borrower member posted the following loan description, which has not been verified:

my reason for asking for this loan is to consolidate my credit cards into one payment. if you review my credit history you will notice that i have not missed or been late on a payment in over 4 years. my problem is i have no extra spending money at the end of the day because i'm trying to pay these cards off. i was just young and nieve when i ran these amounts up. now i'm paying the price. i have had a steady job of 5 years. Thanks for your consideration, Mike Keller

A credit bureau reported the following information about this borrower member on April 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,344.00	Public Records On File:	0
Revolving Line Utilization:	86.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 396914

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396914	$11,200	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396914. Member loan 396914 was requested on April 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,317 / month
Current employer:	Active The Limited Inc.	Debt-to-income ratio:	4.25%
Length of employment:	6 years 2 months	Location:	Irvine, CA

Home town:	Shanghai
Current & past employers:	Active The Limited Inc.
Education:	California State University-Long Beach (CSULB)

This borrower member posted the following loan description, which has not been verified:

I've been doing recruiting business for 6 years and I finally put my business on track. however, once the business grow, I need cash flow to pay my employees. We normally get paid from clients within 90days, and I need to pay my employees with our money during 90 days. With your lending, it will help my business grow faster! Thank you!!

A credit bureau reported the following information about this borrower member on April 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,897.00	Public Records On File:	0
Revolving Line Utilization:	19.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 396915

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396915	$13,650	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396915. Member loan 396915 was requested on April 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,328 / month
Current employer:	Aggreko	Debt-to-income ratio:	22.43%
Length of employment:	2 years 4 months	Location:	Houston, TX

Home town:	Houston
Current & past employers:	Aggreko, Wells Fargo
Education:	University of Houston

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan is to lower my interest rate on the current balance that I owe. When I originally opened the account, they assured me they would review my account after 12 months and lower my score. After 13 months of payments, this is now NOT the case. My original credit line was for $25,000 and over the past 13 months, I have made payments which have brought by account balance down to $13,639. All payments are made at least 5 days in advance and I usually pay more than the minimum.

A credit bureau reported the following information about this borrower member on April 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	36	Months Since Last Delinquency:	18
Revolving Credit Balance:	$34,847.00	Public Records On File:	0
Revolving Line Utilization:	68.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 397110

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397110	$9,600	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397110. Member loan 397110 was requested on April 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,833 / month
Current employer:	Florida Pest Management	Debt-to-income ratio:	16.36%
Length of employment:	3 years 5 months	Location:	Orange Park, FL

Home town:	Marietta
Current & past employers:	Florida Pest Management, Total Custom Construction
Education:	Faulkner University

This borrower member posted the following loan description, which has not been verified:

Need to make home improvements. I have never defaulted or been late on any bills or payments of any kind. I'm very frugal and careful with my expenses. Have stable employment. Just need a little help temporarily.

A credit bureau reported the following information about this borrower member on April 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,246.00	Public Records On File:	0
Revolving Line Utilization:	93.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 397112

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397112	$4,800	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397112. Member loan 397112 was requested on April 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,446 / month
Current employer:	UPHS	Debt-to-income ratio:	16.93%
Length of employment:	2 years 2 months	Location:	Westville, NJ

Home town:	Westville
Current & past employers:	UPHS
Education:	Drexel

This borrower member posted the following loan description, which has not been verified:

Looking to reduce balances and pay off a few credit cards

A credit bureau reported the following information about this borrower member on April 22, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,146.00	Public Records On File:	0
Revolving Line Utilization:	33.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 397142

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397142	$10,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397142. Member loan 397142 was requested on April 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	searles valley minerals	Debt-to-income ratio:	20.40%
Length of employment:	43 years 8 months	Location:	trona, CA

Home town:	madera
Current & past employers:	searles valley minerals
Education:	Antelope Valley College

This borrower member posted the following loan description, which has not been verified:

for son and wife ferility treatment

A credit bureau reported the following information about this borrower member on April 22, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1975	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,872.00	Public Records On File:	0
Revolving Line Utilization:	21.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 397190

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397190	$6,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397190. Member loan 397190 was requested on April 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Subway	Debt-to-income ratio:	0.30%
Length of employment:	6 years 4 months	Location:	scarsdale, NY

Home town:
Current & past employers:	Subway
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2006	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,472.00	Public Records On File:	0
Revolving Line Utilization:	6.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 397200

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397200	$14,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397200. Member loan 397200 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Chesapeake Medical Staffing	Debt-to-income ratio:	1.94%
Length of employment:	3 years	Location:	PARKVILLE, MD

Home town:	Towson
Current & past employers:	Chesapeake Medical Staffing, Good Samaritan Hospital
Education:	CCBC Essex

This borrower member posted the following loan description, which has not been verified:

I am getting divorced and would like to get a loan in order to buy my car from my ex-husband. I would like it in my name in order to become financially independent from him. I am a very reliable loan candidate. I am making the payments towards his loan as it is and have never missed a payment. I am always on time or early. I would like this loan in order to keep the car that i have driven for the last 3 years and that I love.

A credit bureau reported the following information about this borrower member on April 23, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$45,050.00	Public Records On File:	0
Revolving Line Utilization:	6.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 397366

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397366	$5,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397366. Member loan 397366 was requested on April 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,062 / month
Current employer:	Presbyterian Homes	Debt-to-income ratio:	6.69%
Length of employment:	5 years	Location:	TITUSVILLE, PA

Home town:
Current & past employers:	Presbyterian Homes, Cook
Education:

This borrower member posted the following loan description, which has not been verified:

I need this to help me finallize something

A credit bureau reported the following information about this borrower member on April 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1986	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	78
Revolving Credit Balance:	$9,764.00	Public Records On File:	0
Revolving Line Utilization:	22.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 397378

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397378	$13,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397378. Member loan 397378 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	Hall and Partners	Debt-to-income ratio:	5.96%
Length of employment:	3 years	Location:	Los Angeles, CA

Home town:	Bien Hoa
Current & past employers:	Hall and Partners, La Opinion, Ketchum Directory Advertising
Education:	UCLA

This borrower member posted the following loan description, which has not been verified:

Consolidate debt on credit cards. All current cards are current on payment with good payment history. Just want to put under one payment and pay off within 3 years.

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	32
Revolving Credit Balance:	$7,836.00	Public Records On File:	0
Revolving Line Utilization:	19.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 397415

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397415	$18,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397415. Member loan 397415 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	n/a	Debt-to-income ratio:	16.33%
Length of employment:	2 years 6 months	Location:	Neptune Beach, FL

Home town:	Tampa
Current & past employers:
Education:	University of Florida

This borrower member posted the following loan description, which has not been verified:

I am seeking a loan to refinance credit card debt that I accumulated during my undergrad and graduate degrees. My finance charges are absurd and are only getting worse as credit lenders continually jack up their rates as their stock plummets and defaults skyrocket. My debt to income is relatively low and I have a secure career that is supported by my professional certification obtained after graduate school.

A credit bureau reported the following information about this borrower member on April 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,451.00	Public Records On File:	0
Revolving Line Utilization:	65.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 397429

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397429	$5,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397429. Member loan 397429 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	old hammer service	Debt-to-income ratio:	15.83%
Length of employment:	6 years 2 months	Location:	springfield, VA

Home town:	seoul
Current & past employers:	old hammer service, RNK aircondition
Education:	kyunggi college

This borrower member posted the following loan description, which has not been verified:

I need money for fix my house

A credit bureau reported the following information about this borrower member on April 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	49
Revolving Credit Balance:	$38,558.00	Public Records On File:	0
Revolving Line Utilization:	64.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 397457

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397457	$4,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397457. Member loan 397457 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Handy Hardware Wholesale Inc.	Debt-to-income ratio:	15.63%
Length of employment:	13 years 6 months	Location:	Houston, TX

Home town:	Sacramento
Current & past employers:	Handy Hardware Wholesale Inc.
Education:	Ashford University

This borrower member posted the following loan description, which has not been verified:

I am currently in college (Ashford University - Online)and my daughter wil be graduating from high school in June , this year, and she will be starting college in the Fall. This loan would help me, help her get started on the right path.

A credit bureau reported the following information about this borrower member on April 23, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,855.00	Public Records On File:	0
Revolving Line Utilization:	53.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 397504

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397504	$10,400	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397504. Member loan 397504 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,938 / month
Current employer:	Booz Allen Hamilton	Debt-to-income ratio:	13.81%
Length of employment:	4 years 11 months	Location:	Brighton, MA

Home town:
Current & past employers:	Booz Allen Hamilton
Education:

This borrower member posted the following loan description, which has not been verified:

I will be using the money to pay off a high-interest credit card. I had stupidly accumulated credit card debt through college and my first couple of years out of school. I have a long credit history and have never defaulted on any loans. I currently make $84,000 and am perfectly capable of paying down the debt. However, if there is a chance to refinance at a lower rate, I would greatly appreciate the opportunity.

A credit bureau reported the following information about this borrower member on April 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,610.00	Public Records On File:	0
Revolving Line Utilization:	76.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 397516

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397516	$5,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397516. Member loan 397516 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,015 / month
Current employer:	usaf	Debt-to-income ratio:	20.45%
Length of employment:	5 years 11 months	Location:	PANAMA CITY, FL

Home town:	chicago
Current & past employers:	usaf
Education:

This borrower member posted the following loan description, which has not been verified:

this loan is to help out my family who is in need. Have a baby on the way and already have one child. Need to move to a bigger home, as well taking care of my grandmother. Have very stable job. Wife will be able to go back to work after she graduates this semester.

A credit bureau reported the following information about this borrower member on April 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,861.00	Public Records On File:	0
Revolving Line Utilization:	70.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 397594

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397594	$14,000	17.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397594. Member loan 397594 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,167 / month
Current employer:	PPG Industries	Debt-to-income ratio:	21.93%
Length of employment:	25 years 5 months	Location:	North Ridgeville, OH

Home town:	Cleveland
Current & past employers:	PPG Industries, IBA Industries
Education:	Baldwin-Wallace College

This borrower member posted the following loan description, which has not been verified:

I'm looking to consolidate high intrest loans and improve cash flow.

A credit bureau reported the following information about this borrower member on April 23, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,991.00	Public Records On File:	1
Revolving Line Utilization:	95.00%	Months Since Last Record:	101
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 397651

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397651	$12,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397651. Member loan 397651 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$3,125 / month
Current employer:	Medvance Institute	Debt-to-income ratio:	21.09%
Length of employment:	1 year	Location:	Port Saint Lucie, FL

Home town:	Eastliverpool
Current & past employers:	Medvance Institute
Education:	Indian River State College/ IRSC.edu

This borrower member posted the following loan description, which has not been verified:

I'm looking to put all my remaining credit card debt on to a single bill and pay it off.

A credit bureau reported the following information about this borrower member on April 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	43
Revolving Credit Balance:	$10,800.00	Public Records On File:	0
Revolving Line Utilization:	54.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 397660

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397660	$14,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397660. Member loan 397660 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,000 / month
Current employer:	WE Energies	Debt-to-income ratio:	11.34%
Length of employment:	2 years	Location:	MILWAUKEE, WI

Home town:	Potsdam
Current & past employers:	WE Energies, et alia, SAP Portal
Education:	Academy for Business, Stuttgart, Germany

This borrower member posted the following loan description, which has not been verified:

Purpose of this loan: I need to get my basement fixed and should resurface my 5 car port. Due to water damage the wall on the south west side of the building in bowing in, and getting more and more severe. In addition the outside needs to be regraded to avoid further water damage. Last year we had a heavy storm in June which flooded the basement and it took me month to dry it out. Since I am renting it out to 3 other parties, and I live in one, I do not have too much of a choice. I need to avoid mold and structural damage to the building. In addition I would like to resurface the 5 car parking lot, where the asphalt is crumbling away due to the hard winters here in the Midwest. I have never been late for any of my payments, since my credit score and my morals are very important to me. I will always stand to my word.

A credit bureau reported the following information about this borrower member on April 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$47,016.00	Public Records On File:	0
Revolving Line Utilization:	37.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 397769

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397769	$7,500	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397769. Member loan 397769 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	MOESC	Debt-to-income ratio:	13.75%
Length of employment:	6 years 8 months	Location:	Bucyrus, OH

Home town:	Bucyrus
Current & past employers:	MOESC, Professional Speach Services
Education:	Ohio University-Main Campus

This borrower member posted the following loan description, which has not been verified:

I am a speach language professional within the school districts of ohio. I am in business with my husband and we are agressively expanding our business and we need to consolidate some debt to keep meeting our financial goals of being debt free within the next 5 - 7 years. Your assistance in help meeting that goal is greatly appreciated.

A credit bureau reported the following information about this borrower member on April 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1989	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$40,310.00	Public Records On File:	0
Revolving Line Utilization:	66.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 397941

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397941	$12,075	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397941. Member loan 397941 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,419 / month
Current employer:	Accenture	Debt-to-income ratio:	10.02%
Length of employment:	3 years 2 months	Location:	Philadelphia, PA

Home town:	Philadelphia
Current & past employers:	Accenture, Octagon Research Solutions
Education:	Villanova University, Kutztown University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

I am purchasing an engagement ring from a diamond wholeseller who does not offer in-house financing, so I am seeking to finance the purchase through a personal loan. I am a mid-level executive at a Fortune 500 management consulting firm and home owner with an excellent history of repaying debts.

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	74
Revolving Credit Balance:	$20,460.00	Public Records On File:	0
Revolving Line Utilization:	39.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 397943

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397943	$8,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397943. Member loan 397943 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Southern California Edison	Debt-to-income ratio:	1.28%
Length of employment:	1 year	Location:	Carson, CA

Home town:	Harbor City
Current & past employers:	Southern California Edison, US Marine Corps
Education:

This borrower member posted the following loan description, which has not been verified:

Recently remodeled alot of the inside of my parents home and now want to take care of the outside area. Want to redo the fencing with something more modern and possibly paint the house, along with some upgrades in the back yard. I have used lending club in the past and it's great! No problems, since everything is automatic.

A credit bureau reported the following information about this borrower member on April 23, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25.00	Public Records On File:	0
Revolving Line Utilization:	0.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 397947

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397947	$21,600	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397947. Member loan 397947 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,000 / month
Current employer:	Merrill Lynch	Debt-to-income ratio:	19.84%
Length of employment:	12 years 6 months	Location:	Delhi, LA

Home town:	Delhi
Current & past employers:	Merrill Lynch, Delhi Insurance
Education:	University of Louisiana at Monroe

This borrower member posted the following loan description, which has not been verified:

This money will be used to supplement my daughter's college living expenses. She is an independent student going to school out of state in Florida. She will be entering her Junior year this fall semister. To date she has maintained grades to place her on the Dean's Academic List each semister. She has been living and working in Florida for the past 6 years as an entertainer for Walt Disney World Resorts. She decided to go back to school in Event Management and Hospitality. Since enrolling in this major, she has been chosen for an internship with the Central Florida Hotel and Lodging Association. She is the first student every to be asked back as an intern for 3 semisters. She just accepted a part time position with Loew's Hotels at Universal Studio's in Orlando as an event coordinator. She knows what she wants and has worked very hard to achieve her goals. This loan will help me to keep her in this school and obtain a get job after graduation. I've been employed as a Financial Advisor with Merrill Lynch for almost 13 years. My income level will increase considerably after one of my partners retires within the next 12 months.

A credit bureau reported the following information about this borrower member on April 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,289.00	Public Records On File:	0
Revolving Line Utilization:	64.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 397964

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
397964	$2,500	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 397964. Member loan 397964 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,676 / month
Current employer:	Hampton Inn	Debt-to-income ratio:	23.88%
Length of employment:	4 years 7 months	Location:	Kansas City, MO

Home town:	Dallas
Current & past employers:	Hampton Inn, J.P. Morgan Chase, Adecco
Education:	Columbus State Community College, New York Film Academy

This borrower member posted the following loan description, which has not been verified:

I have been struggling to pay for school. I have tried to attend different schools and have been unable to continue due to money. I am trying to support my Mom and Brother and have been working two jobs to save up. The summer program at the school of my dreams starts on June 28th. I lack 2500 dollars for this program and am looking for some help. I have been denied for a previous private loan. This school does not accept FAFSA. And my mother has been denied as a co signer for me. There is no one else to co sign either. A bad credit card she had spilled into my credit and has affected I have sent the paperwork for the credit bureau dispute but fear that it will not be updated in time for my tuition due on May 28th. Can anyone help? When I pulled my credit last my score was a 640. Anything will help at this point. Thank you so much. ??? Angela Slack

A credit bureau reported the following information about this borrower member on April 23, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,072.00	Public Records On File:	0
Revolving Line Utilization:	92.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 398019

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398019	$5,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398019. Member loan 398019 was requested on April 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,333 / month
Current employer:	bann prop	Debt-to-income ratio:	2.83%
Length of employment:	6 years	Location:	newport beach, CA

Home town:	Newport Beach
Current & past employers:	bann prop
Education:	usc

This borrower member posted the following loan description, which has not been verified:

willing to pay 10% and give you 10 checks for 1100 each cashed monthly you earn 1000 in ten months

A credit bureau reported the following information about this borrower member on April 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,229.00	Public Records On File:	0
Revolving Line Utilization:	73.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 398062

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398062	$24,000	17.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398062. Member loan 398062 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,000 / month
Current employer:	Con-Tec Mgmt Systems	Debt-to-income ratio:	12.12%
Length of employment:	5 years 6 months	Location:	Redding, CA

Home town:	Sterling
Current & past employers:	Con-Tec Mgmt Systems, Timberline Software
Education:	Willamette University

This borrower member posted the following loan description, which has not been verified:

Currently I am working on becoming debt free as it relates to credit cards. I have cut up all of my credit cards. In April I took some money out of my 401K to pay off a part of my American Express Bill I use for business. I am also allocating some of my 401K % to pay every two weeks American Express. This way in 12 months I will have a ?????????????????????????????????????????????????????????????????????????????0?????????????????????????????????????????????????????????????????????? balance. I would like to take the $20,000 loan and pay off as well as close my Chase, Bank of America and Ethan Allen Accounts. This loan would be very helpful in that I can pay a large part every month towards the principal. The challenge several of these credit card companies have done is that they lowered my credit limits which has effectively decreased my credit score. In addition this has also caused my APR to balloon. It is my goal to become debt free including my cars and house in years to come. I am focused on getting my credit cards paid off so that I can start allocating this money to my cars and finally my home. Please help me with this request so that I can achieve my plan. Any questions please don??????????????????????????????????????????????????????????????????????????????????t hesitate to give me a call at 530-515-0747. Take Care, Paul

A credit bureau reported the following information about this borrower member on April 23, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1990	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	44	Months Since Last Delinquency:	8
Revolving Credit Balance:	$67,579.00	Public Records On File:	0
Revolving Line Utilization:	61.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 398064

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398064	$8,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398064. Member loan 398064 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,184 / month
Current employer:	HSBC	Debt-to-income ratio:	12.59%
Length of employment:	3 years 6 months	Location:	Beaver Creek, MN

Home town:	Rochester
Current & past employers:	HSBC
Education:	University of Minnesota-Duluth, Minnesota West Community and Technical College

This borrower member posted the following loan description, which has not been verified:

I guess I am just trying to pay off the credit cards and stop using them and pay less interest in the process. My financial situation: I work for a credit card company for three and a half years. I have never been late on any of my credit card or car payments that I have opened in the past few years. I hope you understand that I will pay everything on time. Working for the credit card company I now know how important it is to make every payment on time and how much it can affect your future credit. I've opened a loan through P2P before and paid it off early, That loan helped me get myself into a position to buy a home. Now I'd like reduce the intrest I'm paying on my revolving debt and within 3 years have just a home payment (I hope to pay it off early so it could be less time)

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	76
Revolving Credit Balance:	$5,545.00	Public Records On File:	1
Revolving Line Utilization:	60.90%	Months Since Last Record:	80
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 398104

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398104	$9,600	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398104. Member loan 398104 was requested on April 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	American Pest Control	Debt-to-income ratio:	16.15%
Length of employment:	5 years 1 month	Location:	Winterville, GA

Home town:	Athens
Current & past employers:	American Pest Control, Tires Plus, Pep Boys
Education:

This borrower member posted the following loan description, which has not been verified:

Consolidating credit card debt in order to pay off faster and free up monthly income.

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,852.00	Public Records On File:	0
Revolving Line Utilization:	79.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 398116

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398116	$15,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398116. Member loan 398116 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,575 / month
Current employer:	State Of Ca	Debt-to-income ratio:	10.49%
Length of employment:	5 years 2 months	Location:	FORT BRAGG, CA

Home town:	Marysville
Current & past employers:	State Of Ca
Education:	Yuba College

This borrower member posted the following loan description, which has not been verified:

This money will be used to pay off a credit card. The credit card company has just raised the interest rate again. My goal is to pay off this credit card, but find it impossible as the rate continues to climb. I have a excellant credit history, I have never defaulted on a loan. This credit card was used to pay medical bills for my husband. We want to buy a house, but feel the credit card debt must be paid first. Thank you for your time.

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,963.00	Public Records On File:	0
Revolving Line Utilization:	15.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 398134

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398134	$3,500	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398134. Member loan 398134 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,958 / month
Current employer:	manekin construction	Debt-to-income ratio:	13.42%
Length of employment:	9 years 1 month	Location:	timonium, MD

Home town:	Elyria
Current & past employers:	manekin construction, hill management co. inc
Education:

This borrower member posted the following loan description, which has not been verified:

I'm looking for a personal loan for the above listed amount. It will be used for a retainer for my lawyer for an upcoming court hearing for child support modification. My recent credit score has been rising in the past 4 to 5 years. I am a relatively reliable source for repaying loans. My work history is consistant and have been with my current employer for 9 years. Thank you in advance George

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	29	Months Since Last Delinquency:	15
Revolving Credit Balance:	$11,386.00	Public Records On File:	1
Revolving Line Utilization:	55.00%	Months Since Last Record:	113
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 398139

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398139	$7,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398139. Member loan 398139 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	State of NJ _ ELEC	Debt-to-income ratio:	11.80%
Length of employment:	3 years 6 months	Location:	Hamilton, NJ

Home town:	Trenton
Current & past employers:	State of NJ _ ELEC, Election Law Enforcement Commission
Education:	Rider University

This borrower member posted the following loan description, which has not been verified:

Was looking to consolidate debt.

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,842.00	Public Records On File:	0
Revolving Line Utilization:	30.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 398146

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398146	$12,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398146. Member loan 398146 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	SafeNet	Debt-to-income ratio:	1.84%
Length of employment:	9 years	Location:	Plano, TX

Home town:	Newport Beach
Current & past employers:	SafeNet
Education:	University of California-Riverside (UCR)

This borrower member posted the following loan description, which has not been verified:

Hi All, I wanted to continue my education (I have a BS in CS) and wanted to obtain the following certifications - CCNA and CCIE. I currently have a CISSP certification. I also wanted to pre-invest into my IRA for 2009 early - 5K annum max limit. My income and expenses (all monthly): Income - 4.2K base + approx 1-2K commission Expenses: - 845 - rent - 180 - internet/phone/cable - 175 - electric - 35 - water/trash/sewer - 90 - pets - 170 - cell phones (mine and 2 kids) - 90 - school loan (for obtaining 4 year degree). I'm keeping this until i die because it is at a 2.2% interest. - 900 - food (including eating out) - 500 - entertainment (clothes, movies, kids, etc.) - 100 - store credit - we recently purchased a love seat for my daughters room. There is a 565 balance, and I expect to pay this off (interest free for 3 years) in 5 months. All of which expenses come to 3085. And worst case income equals 5200 for a net positive cash flow of 2115. I do have savings which resides in a trading account, but which is tied up long term. If there are any questions, please let me know and I will be happy to provide further information.

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	62
Revolving Credit Balance:	$2,842.00	Public Records On File:	0
Revolving Line Utilization:	7.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 398162

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398162	$24,000	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398162. Member loan 398162 was requested on April 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,516 / month
Current employer:	McFadden Consulting	Debt-to-income ratio:	7.57%
Length of employment:	2 years	Location:	Ardmore, PA

Home town:
Current & past employers:	McFadden Consulting, Union Memorial Hospital, DMS Health Systems, HR Block
Education:	California University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

This loan is to purchase a investment property. This property has a renter which has lived there for 5 years and hopes to stay there for at least another 9 years which would be retirement. It is a bank own property and the bank is currently recieving HUD payments for the rent monthly. The property is in good shape and is inspected annually by HUD, next inspection scheduled for May 2009. This home has always passed inspection for the last 5 years. I believe it's a great investment and that I can negotiate a better deal with cash and a quick closing.

A credit bureau reported the following information about this borrower member on April 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1984	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	35	Months Since Last Delinquency:	7
Revolving Credit Balance:	$13,429.00	Public Records On File:	0
Revolving Line Utilization:	34.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 398172

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398172	$6,400	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398172. Member loan 398172 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	DPS international	Debt-to-income ratio:	9.15%
Length of employment:	2 years 6 months	Location:	AGOURA HILLS, CA

Home town:
Current & past employers:	DPS international, US Air Force
Education:	Community College of the Air Force (CCAF)

This borrower member posted the following loan description, which has not been verified:

looking for upfront cash for school

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,194.00	Public Records On File:	0
Revolving Line Utilization:	60.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 398197

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398197	$14,500	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398197. Member loan 398197 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	The Brattleboro Savings and Loan Association F.A.	Debt-to-income ratio:	24.31%
Length of employment:	3 years 6 months	Location:	TOWNSHEND, VT

Home town:	Williston Park
Current & past employers:	The Brattleboro Savings and Loan Association F.A.
Education:	Long Island University-C W Post Campus

This borrower member posted the following loan description, which has not been verified:

I am seeking the opportunity to refinance the majority of my credit card balances totaling approximately $23,500.00. Employed in financial services for nearly 10 years and current employed on a full time, salaried basis with a local mutually-owned savings bank. Recent circumstances required that I relocate and I utilized revolving debt to finance the process. I am seeking the opportunity to consolidate debt in order to ensure payments are made in a timely manner, reduce interest rates and improve my credit. I take responsibility for my obligations and am seeking a better way to ensure that they are satisfied within borrowing terms and ensure that I can live within my means.

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1991	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	37
Revolving Credit Balance:	$23,802.00	Public Records On File:	0
Revolving Line Utilization:	59.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 398323

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398323	$10,800	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398323. Member loan 398323 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$2,417 / month
Current employer:	Toojays	Debt-to-income ratio:	8.32%
Length of employment:	1 year 6 months	Location:	Deerfield Beach, FL

Home town:	Plantation
Current & past employers:	Toojays
Education:	BCC

This borrower member posted the following loan description, which has not been verified:

I will use the money to consolidate my debt

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	44
Revolving Credit Balance:	$7,137.00	Public Records On File:	0
Revolving Line Utilization:	45.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 398324

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398324	$12,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398324. Member loan 398324 was requested on April 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,750 / month
Current employer:	n/a	Debt-to-income ratio:	8.00%
Length of employment:	2 years 8 months	Location:	Cambridge, MA

Home town:	Bellaire
Current & past employers:
Education:	Boston University, Ohio State University

This borrower member posted the following loan description, which has not been verified:

Credit card rates started going up dramatically with banking crisis. I was paying 7%-11%, now I'm paying 20-30% on most of my credit card debt, as banks increased rates. I want to pay it off faster with a lower rate loan.

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,644.00	Public Records On File:	0
Revolving Line Utilization:	94.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 398358

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398358	$12,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398358. Member loan 398358 was requested on April 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,858 / month
Current employer:	Sports Constructors Inc	Debt-to-income ratio:	23.06%
Length of employment:	1 year 9 months	Location:	GRAND PRAIRIE, TX

Home town:	Dallas
Current & past employers:	Sports Constructors Inc, Intracorp
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to pay off credit cards that have high interest rates. I will request lower interest rates on the Discover cards since I have been a member since 2001.

A credit bureau reported the following information about this borrower member on April 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	39	Months Since Last Delinquency:	21
Revolving Credit Balance:	$5,244.00	Public Records On File:	0
Revolving Line Utilization:	27.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 398424

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398424	$6,400	18.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398424. Member loan 398424 was requested on April 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,517 / month
Current employer:	Phoenix Airport Transportation	Debt-to-income ratio:	0.99%
Length of employment:	1 year 7 months	Location:	Prescott, AZ

Home town:	San Diego
Current & past employers:	Phoenix Airport Transportation, Fry's Electronics
Education:	Mira Costa College, Yavapai College

This borrower member posted the following loan description, which has not been verified:

As you can see from my credit report, I owe about $6400 spread out across 3 accounts. I've been working on paying this down, throwing everything I can at them, but am feeling discouraged due to the high interest rates. I have never missed a payment in my life. I have never had any negative information on my credit report. I am employed full-time in a stable job with a company I have been with for almost 2 years now. I will use this loan to pay off all my cards in full, boosting my credit score through the roof and giving me a clean slate to be more financially responsible.

A credit bureau reported the following information about this borrower member on April 25, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2006	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,758.00	Public Records On File:	0
Revolving Line Utilization:	90.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 398427

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398427	$5,000	20.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398427. Member loan 398427 was requested on April 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,833 / month
Current employer:	Goldcircle International, LLC	Debt-to-income ratio:	11.01%
Length of employment:	10 years 9 months	Location:	Waterville, OH

Home town:	umuahia
Current & past employers:	Goldcircle International, LLC
Education:	Eastern Michigan University

This borrower member posted the following loan description, which has not been verified:

This is a degree program at Eastern Michigan University.

A credit bureau reported the following information about this borrower member on April 25, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 398466

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398466	$12,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398466. Member loan 398466 was requested on April 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	Fox Lake Correctional Institution	Debt-to-income ratio:	6.58%
Length of employment:	9 years 10 months	Location:	Cambria, WI

Home town:	Waupun
Current & past employers:	Fox Lake Correctional Institution, Moraine Park Technical College, Cambria-Friesland Public Schools
Education:	UW - La Crosse, UW - Stevens Point

This borrower member posted the following loan description, which has not been verified:

I am consolidating all the credit card debt that I have. I am a teacher for the Department of Corrections and considering the current economic times, I am holding steady economically. This is an effort to improve my rate and quickly pay off some debt. Other than my home, I have only have one car I am paying for, and then the monthly bills. I see this as a great time to try to "get ahead" if possible.

A credit bureau reported the following information about this borrower member on April 25, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,300.00	Public Records On File:	0
Revolving Line Utilization:	31.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 398469

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398469	$20,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398469. Member loan 398469 was requested on April 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	J. Crew	Debt-to-income ratio:	19.89%
Length of employment:	2 years	Location:	SANDY, UT

Home town:
Current & past employers:	J. Crew
Education:

This borrower member posted the following loan description, which has not been verified:

i will pay off my 3 credit cards, visa, MC, and discover. I have good credit and have alway paid my bills on time, i'm just not getting them paid down by paying the minimum or a little over. I plan on paying them off with a loan and then canceling them so they will be good for gone. I would like the monthly payment to stay under $700, to fit my budget.

A credit bureau reported the following information about this borrower member on April 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,563.00	Public Records On File:	0
Revolving Line Utilization:	97.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 398516

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398516	$3,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398516. Member loan 398516 was requested on April 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Perot Systems	Debt-to-income ratio:	17.04%
Length of employment:	4 years 1 month	Location:	Van Nuys, CA

Home town:	Plainfield
Current & past employers:	Perot Systems, Intratek Computer, LAN International
Education:	Oakland University

This borrower member posted the following loan description, which has not been verified:

I will be using this money towards payment of first and last months payment, along with the security deposit and mover expenses (if needed). I am a good candidate as I always make sure to pay my creditors on or before the scheduled due date every month. $500 down payment is due on April 27, and the rest of the rent ($2100 total) is due by May 1. This move is being done to be closer to work and to help minimize travel expenses between home and work.

A credit bureau reported the following information about this borrower member on April 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	55
Revolving Credit Balance:	$2,009.00	Public Records On File:	0
Revolving Line Utilization:	14.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 398537

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398537	$3,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398537. Member loan 398537 was requested on April 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$833 / month
Current employer:	massbay community college	Debt-to-income ratio:	4.92%
Length of employment:	1 year 10 months	Location:	woburn, MA

Home town:	managua
Current & past employers:	massbay community college, Microsa SA
Education:	University of science and technology, Lake Michigan College, Massachusetts Bay Community College

This borrower member posted the following loan description, which has not been verified:

Hello there, the reason behind this loan is to buy a used car. Currently I am renting a vehicle at 700$ a month. I can't keep doing this that is why I need the loan. I am a student in Massachusetts enrolled in a surgical technologist health program, I work go to class and go to clinical, so is very important to me to get a car. The reason why I can't buy it is because I just don't have that amount ready, but I need the car now trust me I have research everything from using zip cars, to combining using the T and cabs I even calculated to use a bicycle but the distances are too far to be practical. I will repay this loan in 5 months. 500$ a month is better than 700$ and is only for 5 months. (I live with my sister) Thank you for your time.

A credit bureau reported the following information about this borrower member on April 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,040.00	Public Records On File:	0
Revolving Line Utilization:	76.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 398549

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398549	$5,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398549. Member loan 398549 was requested on April 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,417 / month
Current employer:	Forever 21, Inc	Debt-to-income ratio:	14.08%
Length of employment:	3 years 6 months	Location:	Orange, CA

Home town:	Fullerton
Current & past employers:	Forever 21, Inc, Kaplan Internation
Education:	Chapman University

This borrower member posted the following loan description, which has not been verified:

My fiance and I are going to upgrade the house we are about to rent with permission from the owner and we need to cover upfront costs of renovation before we move in. We are going to fix up a 100 year old home by putting in hardwood floors, new appliances, and painting. It would be great to get a loan we could pay back quickly with the least amount of interest. Thank you.

A credit bureau reported the following information about this borrower member on April 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,053.00	Public Records On File:	0
Revolving Line Utilization:	87.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 398556

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398556	$7,500	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398556. Member loan 398556 was requested on April 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	Abra Auto & Glass	Debt-to-income ratio:	22.83%
Length of employment:	2 months	Location:	Griffin, GA

Home town:	Naperville
Current & past employers:	Abra Auto & Glass, Heritage Cadillac
Education:	College of DuPage

This borrower member posted the following loan description, which has not been verified:

This loan will be used to put up a building in my backyard as a garage, and shop area.

A credit bureau reported the following information about this borrower member on April 25, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,447.00	Public Records On File:	0
Revolving Line Utilization:	6.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 398605

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398605	$13,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398605. Member loan 398605 was requested on April 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,667 / month
Current employer:	Sarasota Memorial Healthcare System	Debt-to-income ratio:	6.81%
Length of employment:	2 years 3 months	Location:	Sarasota, FL

Home town:	Glens Falls
Current & past employers:	Sarasota Memorial Healthcare System, GevityHR
Education:	Bentley College

This borrower member posted the following loan description, which has not been verified:

Thank you for considering my request. I have a credit card balance I would like to pay off. The reason I want to pay off this credit card balance is due to a inpending rate increase that I did not expect. The rate increase I feel is unreasonable and does not represent my excellent credit status I have a good job and always pay my bills on time.

A credit bureau reported the following information about this borrower member on April 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,456.00	Public Records On File:	0
Revolving Line Utilization:	27.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 398636

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398636	$5,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398636. Member loan 398636 was requested on April 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Sumitomo Mitsui Banking Corporation	Debt-to-income ratio:	10.82%
Length of employment:	1 year 8 months	Location:	Bronx, NY

Home town:	Philippines
Current & past employers:	Sumitomo Mitsui Banking Corporation
Education:	De la Salle

This borrower member posted the following loan description, which has not been verified:

We already raised 2/3 of the needed funds. The loan will be used for payment of processing and legal fees that will help my wife get the work permit within 60 to 90 days. She has a pending job offer in one of the hospitals in Manhattan but couldn't start her work, not until she gets the work permit. It's the company policy not to pay said fees for prospective foreign employee. This loan, if granted will almost guarantee an additional annual gross income of not less $60,000.00 for my family.

A credit bureau reported the following information about this borrower member on April 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,153.00	Public Records On File:	0
Revolving Line Utilization:	57.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 398687

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398687	$25,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398687. Member loan 398687 was requested on April 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,500 / month
Current employer:	Bank of America Corp.	Debt-to-income ratio:	15.43%
Length of employment:	5 years 3 months	Location:	Fort Mill, SC

Home town:	Decatur
Current & past employers:	Bank of America Corp.
Education:	Universtiy of Phoenix, University of South Carolina-Aiken (USC Aiken)

This borrower member posted the following loan description, which has not been verified:

I have been a member of Lending Club for several months. I think Peer-to-Peer lending is the wave of the future for banking options. I personally like the idea of working with a community of like-minded individuals. I am currently looking to pay down all credit card debts into one loan with Lending Club. I have made excellent strides; however, I think one loan replacing all credit cards will allow me to consolidate total debt and payments. Thus, I could make larger payments toward this one loan (not the several smaller high rate accounts) with the reduced rate, which would be paid down faster. Today this one large loan will allow me to payoff 5 accounts. I will be closing them so that there are no options to "run up" additional debts.

A credit bureau reported the following information about this borrower member on April 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	62
Revolving Credit Balance:	$35,010.00	Public Records On File:	1
Revolving Line Utilization:	65.70%	Months Since Last Record:	112
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 398690

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398690	$8,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398690. Member loan 398690 was requested on April 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	United States Public Health Service	Debt-to-income ratio:	14.04%
Length of employment:	4 years 6 months	Location:	New Market, MD

Home town:	Brooklyn
Current & past employers:	United States Public Health Service, Johns Hopkins University, Episcopal Ministry for the Aging (Fairhaven), Johns Hopkins Hospital Bayview, Fairleigh Dickinson University, Mark P. Rubin, MD, PA
Education:	Marymount University, University of Maryland-Baltimore

This borrower member posted the following loan description, which has not been verified:

I need $8000 to help cover my mother-in-law's funeral and burial expenses. This is an emergent situation as we cannot schedule things until full payment of the outstanding bill is received. I am a nurse practitioner and have always maintained employment. Most recently, I was appointed as an officer in the United States Public Health Service and am Active Duty military status. I have 4 yrs. 6 months credited to my years of service in my present position as a consultant at Medicare. I have maintained low balances on my credit cards until recent months to help pay for some of my mother-in-laws medical expenses. I pay my bills on time and regularly and would expect to do the same in this case. Once her estate is settled, I will be able to repay the loan in full; so, I am looking for a loan with no penalty or fees for early repayment.

A credit bureau reported the following information about this borrower member on April 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1987	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	7
Revolving Credit Balance:	$10,496.00	Public Records On File:	0
Revolving Line Utilization:	46.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 398711

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398711	$17,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398711. Member loan 398711 was requested on April 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	New York City Police Department	Debt-to-income ratio:	16.00%
Length of employment:	3 years	Location:	Bronx, NY

Home town:
Current & past employers:	New York City Police Department, New York City Board of Education
Education:

This borrower member posted the following loan description, which has not been verified:

Hi everyone. I just want you all to know I have no problem paying more than the minimum monthly payment on my account, but the interests are so high that I decided to get a personal loan. And since the interest will be lower on this loan, I'll be able to finish paying this loan faster. Thank you all for your help

A credit bureau reported the following information about this borrower member on April 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,613.00	Public Records On File:	0
Revolving Line Utilization:	76.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 398734

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398734	$8,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398734. Member loan 398734 was requested on April 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	West Erwin Church of Christ	Debt-to-income ratio:	21.55%
Length of employment:	1 year	Location:	Flint, TX

Home town:	Jackson
Current & past employers:	West Erwin Church of Christ, Culleoka Church of Christ
Education:	Freed-Hardeman University

This borrower member posted the following loan description, which has not been verified:

I want to use approx. $5000 of this loan to consolidate debt and $3000 to purchase an engagement ring for my fiancee

A credit bureau reported the following information about this borrower member on April 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,630.00	Public Records On File:	0
Revolving Line Utilization:	16.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 398737

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398737	$4,500	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398737. Member loan 398737 was requested on April 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,667 / month
Current employer:	RR Donnelley & Sons	Debt-to-income ratio:	17.48%
Length of employment:	3 years 10 months	Location:	willard, OH

Home town:	Willard
Current & past employers:	RR Donnelley & Sons
Education:

This borrower member posted the following loan description, which has not been verified:

I am working on starting my own internet business and i need money for advertising my business.

A credit bureau reported the following information about this borrower member on April 26, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,404.00	Public Records On File:	0
Revolving Line Utilization:	93.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 398740

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398740	$5,500	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398740. Member loan 398740 was requested on April 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,033 / month
Current employer:	US Navy	Debt-to-income ratio:	22.45%
Length of employment:	5 years 3 months	Location:	Virginia Beach, VA

Home town:
Current & past employers:	US Navy, Grant Thornton LLP
Education:	Salisbury University

This borrower member posted the following loan description, which has not been verified:

I am seeking a loan for $5,500. I have approximately $13,500 in outstanding revolving credit card debt that I want to pay off. I have approximately $8,000 in savings that I am using to pay down this debt and I would like to refinance the remaining $5,500 at a lower rate. The current rate on the account is 14%. I am employed full-time by the U.S. Military and have a very solid credit history. I have never been late or missed a payment. With your help I will be able to refinance my personal debt, so thank you in advance for considering to fund my loan request.

A credit bureau reported the following information about this borrower member on April 26, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,026.00	Public Records On File:	0
Revolving Line Utilization:	51.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 398779

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398779	$18,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398779. Member loan 398779 was requested on April 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Accurate Steel Erectors Inc.	Debt-to-income ratio:	14.49%
Length of employment:	2 years 10 months	Location:	Longview, WA

Home town:	South Bend
Current & past employers:	Accurate Steel Erectors Inc., Columbia Steel Erectors
Education:

This borrower member posted the following loan description, which has not been verified:

I am a family man and a home owner. I am a foreman in the metal construction trade and my employment over the years always remains steady. I think You will find from my crdeit report, that I always pay my debt on time, but have become overwhelmed in credit card debt and interest payments! I find myself in a position where the interest is all I can afford to pay and I cannot reduce my debt, although I have been a very good customer through the years, my credit cards continue to carry very high rates.

A credit bureau reported the following information about this borrower member on April 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,976.00	Public Records On File:	0
Revolving Line Utilization:	81.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 398816

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398816	$16,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398816. Member loan 398816 was requested on April 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Steven Pinzer	Debt-to-income ratio:	1.76%
Length of employment:	4 years	Location:	Eleele, HI

Home town:	Honlulu
Current & past employers:	Steven Pinzer
Education:	Kauai Community College

This borrower member posted the following loan description, which has not been verified:

Hi, My name is Alison Niitani. I am a single mother with good family support. I am graduating from nursing school on May 15, 2009. I already have my LPN license and will be joining the US army nurse corps. I have a good credit history and a stable job working as a nanny for four years. I make enough to cover the monthly payment. By joining the army my student loan of 14,000 will be gone and I will receive a bonus for joining. I will also receive a higher pay than other recruitment, because I already have a degree and license. I will use my loan wisely to set up an apartment to live in until basic training has started and is over with. I am a hard working person who always pay my bills on time and in full.

A credit bureau reported the following information about this borrower member on April 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,502.00	Public Records On File:	0
Revolving Line Utilization:	34.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 398822

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398822	$5,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398822. Member loan 398822 was requested on April 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,083 / month
Current employer:	St Andrews PSD	Debt-to-income ratio:	0.73%
Length of employment:	5 years 2 months	Location:	GOOSE CREEK, SC

Home town:	Charleston
Current & past employers:	St Andrews PSD, Personal Care Ambulance, Medical University of South Carolina, Kerr Drug
Education:	Clemson University

This borrower member posted the following loan description, which has not been verified:

Will use the loan to pay for wedding expenses. We intend to pay the loan back in 2 yrs.

A credit bureau reported the following information about this borrower member on April 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1985	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	48
Revolving Credit Balance:	$2,987.00	Public Records On File:	0
Revolving Line Utilization:	49.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 398836

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398836	$5,600	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398836. Member loan 398836 was requested on April 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	King's Kidz Child Care	Debt-to-income ratio:	12.32%
Length of employment:	13 years 9 months	Location:	McGregor, TX

Home town:	Mcgregor
Current & past employers:	King's Kidz Child Care
Education:	ICS

This borrower member posted the following loan description, which has not been verified:

We are wanting to do some remodeling on our house and need a loan to do so. It will enhance our property and raise the value. Thanks!

A credit bureau reported the following information about this borrower member on April 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1989	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	4
Total Credit Lines:	22	Months Since Last Delinquency:	20
Revolving Credit Balance:	$2,803.00	Public Records On File:	0
Revolving Line Utilization:	30.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 398847

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398847	$8,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398847. Member loan 398847 was requested on April 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,417 / month
Current employer:	Innovative Solutions and Support	Debt-to-income ratio:	7.84%
Length of employment:	3 years 3 months	Location:	NEW HOLLAND, PA

Home town:	Baton Rouge
Current & past employers:	Innovative Solutions and Support
Education:	Louisiana State University and Agricultural & Mechanical College (LSU), Portland State University (Current)

This borrower member posted the following loan description, which has not been verified:

Using this to consolidate debt between a couple credit carts and a school balance for the last class I took toward my masters. I have a good payment history, and still have plenty of credit available. Just would like to consolidate.

A credit bureau reported the following information about this borrower member on April 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,700.00	Public Records On File:	0
Revolving Line Utilization:	45.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 398868

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398868	$3,850	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398868. Member loan 398868 was requested on April 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,589 / month
Current employer:	Market Basket	Debt-to-income ratio:	16.49%
Length of employment:	3 years	Location:	Edwardsville, IL

Home town:	Edwardsville
Current & past employers:	Market Basket, Jose Market Basket
Education:

This borrower member posted the following loan description, which has not been verified:

Currently moving locations soon, need the extra helping hand.

A credit bureau reported the following information about this borrower member on April 27, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20.00	Public Records On File:	0
Revolving Line Utilization:	0.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 398891

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398891	$6,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398891. Member loan 398891 was requested on April 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,250 / month
Current employer:	Alion Science and Technology	Debt-to-income ratio:	19.38%
Length of employment:	11 years 4 months	Location:	ROME, NY

Home town:	Dayton
Current & past employers:	Alion Science and Technology, IIT Research Institute
Education:	Syracuse University, University of Rochester

This borrower member posted the following loan description, which has not been verified:

Primary reason for the loan is to pay a ~$3000 tax bill. Secondary reason is to pay off a higher interest credit card (Paypal).

A credit bureau reported the following information about this borrower member on April 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$42,987.00	Public Records On File:	0
Revolving Line Utilization:	89.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 398914

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398914	$3,400	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398914. Member loan 398914 was requested on April 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,250 / month
Current employer:	Mogen Consulting	Debt-to-income ratio:	1.01%
Length of employment:	5 years 3 months	Location:	Stow, OH

Home town:	Akron
Current & past employers:	Mogen Consulting, Zekan Arabian Horse Farm
Education:	University of Akron Main Campus

This borrower member posted the following loan description, which has not been verified:

I am trying to obtain a loan to help purchase my first home .I believe I am a good canidate because I have very little debt and I waited to purchase a home untilI had no car payment and minimal credit card debt. I have only saved a small amount and cannot get a reasonable rate with out a SOLID downpayment . I believe the housing market will eventually stabilize and the home will be worth consideribly more than what I am paying which will allow me to build up equity and pay this loan off sooner. Thank you for taking the time to consider investing with me .

A credit bureau reported the following information about this borrower member on April 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1991	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,692.00	Public Records On File:	0
Revolving Line Utilization:	41.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 398988

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398988	$4,800	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398988. Member loan 398988 was requested on April 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,083 / month
Current employer:	BabY-CooP CluB	Debt-to-income ratio:	1.57%
Length of employment:	7 years	Location:	Chanhassen, MN

Home town:	New York
Current & past employers:	BabY-CooP CluB, Self
Education:	Grinnell College, New York University College of Dentistry

This borrower member posted the following loan description, which has not been verified:

The online business is close to being completed but the current programmers are in a black-outs necessitating situation in their entire country due to droughts necianother company taking the projet on if the current team cant follow through soon. Either way the current team will need some additional payments if they work goes to completion with them. The site is a Members based C2C, B2C, B2B website called BabY-CooP CluB. I managed to pay off my current programming costs by consolidion to one low fee Credit Card but then that rate ended the rate was high. I managed to pay that off but don't really want to try that again if there is a better type FIXED rate option. I already have an experienced auctions programming team in mind if the current ones can't finish it.

A credit bureau reported the following information about this borrower member on April 27, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1984	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,659.00	Public Records On File:	0
Revolving Line Utilization:	4.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 398993

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398993	$5,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398993. Member loan 398993 was requested on April 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,167 / month
Current employer:	Retired	Debt-to-income ratio:	23.78%
Length of employment:	n/a	Location:	Louisville, KY

Home town:	Shelbyville
Current & past employers:	Retired
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to elimitate several of my low limit credit cards

A credit bureau reported the following information about this borrower member on April 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$196,371.00	Public Records On File:	0
Revolving Line Utilization:	86.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 399020

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399020	$6,000	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399020. Member loan 399020 was requested on April 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$7,292 / month
Current employer:	CIBC World Markets	Debt-to-income ratio:	9.17%
Length of employment:	4 years 6 months	Location:	New York, NY

Home town:	Stamford
Current & past employers:	CIBC World Markets, GE Asset Management
Education:	Tufts University

This borrower member posted the following loan description, which has not been verified:

I have an average APR of 25% and just need to get my rates down. My salary can easily pay the bills, but I feel I am just paying way too much.

A credit bureau reported the following information about this borrower member on April 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	29
Revolving Credit Balance:	$6,155.00	Public Records On File:	0
Revolving Line Utilization:	35.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 399026

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399026	$25,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399026. Member loan 399026 was requested on April 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Village Clean LLC	Debt-to-income ratio:	15.21%
Length of employment:	6 years 3 months	Location:	Bethel Park, PA

Home town:	Pittsburgh
Current & past employers:	Village Clean LLC, Specialty Consultants, Inc.
Education:	John Carroll University

This borrower member posted the following loan description, which has not been verified:

Business is a real estate company that provides permanent financing to other real estate investors. We purchased distressed real estate and resell it to other investors on terms. We help real estate investors purchase rental properties without having to borrow from traditional banks or lenders. We are also able to save the investors from having to refinance their properties in order to pay off the construction or "hard money" loans. We have been able to achieve returns of 15-25% on loans we have made. The business is growing rapidly and needs more capital to purchase additional properties. Principal in the business is a seasoned business owner with other business interests. Very good credit score of 720+.

A credit bureau reported the following information about this borrower member on April 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$43,495.00	Public Records On File:	0
Revolving Line Utilization:	48.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 399041

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399041	$4,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399041. Member loan 399041 was requested on April 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,479 / month
Current employer:	Nosnom Holdings, Inc.	Debt-to-income ratio:	5.90%
Length of employment:	2 years 2 months	Location:	Sartell, MN

Home town:	Moorhead
Current & past employers:	Nosnom Holdings, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

I am taking out a loan for my business. We help people in bad situations find a solution and help them start towards getting back on thier feet. This is a real estate related business, and we focus an a few of the smaller metros in the State of Minnesota. The current statewide (and nationwide) economic situation has presented us with a once in a lifetime opportunity. We have added a new staff member, and are planning on adding some new equipment to make our job a little easier and more efficient. Our "sales cycle" is in the 90-120 day range, so it will be just a few months before we break even with our additions. This loan will finance that three to four month negative cashflow period.

A credit bureau reported the following information about this borrower member on April 27, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$77.00	Public Records On File:	0
Revolving Line Utilization:	1.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 399085

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399085	$17,600	17.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399085. Member loan 399085 was requested on April 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,957 / month
Current employer:	East China Public Schools	Debt-to-income ratio:	11.65%
Length of employment:	9 years	Location:	St. Clair, MI

Home town:	Mt. Pleasant
Current & past employers:	East China Public Schools, Central Michigan University
Education:	Central Michigan University, Northwestern University

This borrower member posted the following loan description, which has not been verified:

After several years of slowly gaining more debt due to college and graduate school, now I'm ready to get out of debt completely. I have been trying to pay down the student loans and credit cards, but am sick of the incredible interest rates I am paying to get myself out of debt from my education.

A credit bureau reported the following information about this borrower member on April 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	19	Months Since Last Delinquency:	3
Revolving Credit Balance:	$27,914.00	Public Records On File:	0
Revolving Line Utilization:	88.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 399319

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399319	$3,250	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399319. Member loan 399319 was requested on April 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	IBM	Debt-to-income ratio:	10.26%
Length of employment:	3 years 2 months	Location:	Layton, UT

Home town:	Salt Lake City
Current & past employers:	IBM
Education:

This borrower member posted the following loan description, which has not been verified:

Will use money to pay off credit card that is currently charging 10.25%. I work full time, own a home, and have excellent credit.

A credit bureau reported the following information about this borrower member on April 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1988	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,467.00	Public Records On File:	0
Revolving Line Utilization:	30.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 399365

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399365	$9,600	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399365. Member loan 399365 was requested on April 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,417 / month
Current employer:	Trader Joe's	Debt-to-income ratio:	0.00%
Length of employment:	6 years 10 months	Location:	Burbank, CA

Home town:	Burbank
Current & past employers:	Trader Joe's
Education:

This borrower member posted the following loan description, which has not been verified:

My grandmother died and I owe her estate $8000. This is the purpose of the loan. I have excellent credit and have a very good job and will repay within 24 months. thanks

A credit bureau reported the following information about this borrower member on April 28, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1986	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,533.00	Public Records On File:	0
Revolving Line Utilization:	95.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 399382

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399382	$7,975	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399382. Member loan 399382 was requested on April 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$27,583 / month
Current employer:	State Farm Insurance Companies	Debt-to-income ratio:	17.41%
Length of employment:	35 years	Location:	benton, AR

Home town:	pine bluff
Current & past employers:	State Farm Insurance Companies, none
Education:	Henderson State University

This borrower member posted the following loan description, which has not been verified:

In working my business plan,i need little help for my 2nd quarter 2009 for prospecting my book of business .i have 35 years as state farm agent,i will pay the lone back 12 to 24 mo.

A credit bureau reported the following information about this borrower member on April 28, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1984	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	57	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$123,692.00	Public Records On File:	0
Revolving Line Utilization:	98.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 399383

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399383	$5,600	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399383. Member loan 399383 was requested on April 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	Sprint	Debt-to-income ratio:	2.20%
Length of employment:	4 years 2 months	Location:	Sterling, VA

Home town:
Current & past employers:	Sprint
Education:	Youngstown State University

This borrower member posted the following loan description, which has not been verified:

I will be consolidating my debt.

A credit bureau reported the following information about this borrower member on April 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	39
Revolving Credit Balance:	$2,074.00	Public Records On File:	1
Revolving Line Utilization:	14.50%	Months Since Last Record:	82
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 399454

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399454	$3,800	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399454. Member loan 399454 was requested on April 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,183 / month
Current employer:	Auto Driveaway	Debt-to-income ratio:	12.19%
Length of employment:	2 years	Location:	Moore, OK

Home town:	Oklahoma City
Current & past employers:	Auto Driveaway
Education:	Rose State College

This borrower member posted the following loan description, which has not been verified:

We have been running a franchise location for the last two years. We took an office that was on the verge of being closed and turned it around into becoming one of the top 10 offices. Because of our hard work and dedication we have been given the opportunity to buy into the franchise. We need the loan for the deposits.

A credit bureau reported the following information about this borrower member on April 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$639.00	Public Records On File:	0
Revolving Line Utilization:	6.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 399462

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399462	$6,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399462. Member loan 399462 was requested on April 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	BL 4 Productions	Debt-to-income ratio:	1.86%
Length of employment:	1 year	Location:	hollywood, CA

Home town:	alvin, tx
Current & past employers:	BL 4 Productions, Entertainment Partnersa
Education:	The University of Texas at Austin

This borrower member posted the following loan description, which has not been verified:

The loan will be used as capital for an investment in R Bank, a community bank currently in organization in Round Rock, Texas. The investment horizon is long-term with likely nearer-term quarterly yields, resulting from dividends to be based on bank profitability. For more information on R Bank, you may refer to the following article in Houston Business Journal - http://houston.bizjournals.com/houston/stories/2009/03/23/story3.html - or this one in American Banker (subscription required) - http://www.americanbanker.com/article.html?id=20090323ONY9DQVT&queryid=163313165&hitnum=1. Please note that loan repayment will be based on my monthly income as well as other assets and will not be contingent upon the yield or return on this investment.

A credit bureau reported the following information about this borrower member on April 28, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1992	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,736.00	Public Records On File:	0
Revolving Line Utilization:	17.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 399472

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399472	$24,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399472. Member loan 399472 was requested on April 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,383 / month
Current employer:	n/a	Debt-to-income ratio:	22.69%
Length of employment:	4 years	Location:	ALEXANDRIA, VA

Home town:	Syracuse
Current & past employers:
Education:	St. Lawrence University

This borrower member posted the following loan description, which has not been verified:

The current institution holding my loan has increased the interest rate due to their overhead costs. I've never been late on payments and I've paid more than the minimum due on every payment made. I would like to have this debt paid off within 2 to 3 years. Thank you very much!

A credit bureau reported the following information about this borrower member on April 28, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,806.00	Public Records On File:	0
Revolving Line Utilization:	32.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 399588

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399588	$5,800	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399588. Member loan 399588 was requested on April 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	State of Washington Dept of Corrections	Debt-to-income ratio:	9.97%
Length of employment:	1 year 1 month	Location:	MONTESANO, WA

Home town:	Richland
Current & past employers:	State of Washington Dept of Corrections, Safeco Insurance
Education:	Washington State University

This borrower member posted the following loan description, which has not been verified:

Hello- My wife and I are getting ready to have child #2. We currently have one car, an '86 Subaru, which I primarily drive to work. 60 mile round trip a day. We are both college educated, we both graduated from Washington State University. I am a Correctional Officer for the State of Washington. Jessica is primarily a stay at home mom, but also substitute teaches once in a while. We currently live with Jessica's parents hence our low cost of living. We are in the process of attaining a 2 acre parcel of land from her parents. It should be registered with the County in the next 90 days. We will hold the deed for the property. We've done some great things financially in the last 18 months. We sold our truck in February and on May 10th we will only have one credit card with a balance on it. It is now time for us to buy our vehicle that will carry us over for the next 10 years. I am only interested in buying a Ford Excursion with a diesel engine, and only the 7.3L one. So, we are looking at pretty much a 2001 Limited. The ones that I am finding are ranging in miles from 115k to 170k, which is less than half the miles those engines will go with maintenance. I love the 36 month term, the truck we sold was on a 72 month contract, we were never right side up on it. If you have any questions please contact me. Thank you, Josh Huff

A credit bureau reported the following information about this borrower member on April 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	36
Revolving Credit Balance:	$2,953.00	Public Records On File:	0
Revolving Line Utilization:	88.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 399590

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399590	$21,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399590. Member loan 399590 was requested on April 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$22,500 / month
Current employer:	William Morris	Debt-to-income ratio:	7.26%
Length of employment:	17 years	Location:	MARINA DEL REY, CA

Home town:	Minneapolis
Current & past employers:	William Morris, Triad Artists
Education:	University of Arizona

This borrower member posted the following loan description, which has not been verified:

I am completing a kitchen renovation to increase my property's value.

A credit bureau reported the following information about this borrower member on April 28, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1988	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$129,705.00	Public Records On File:	0
Revolving Line Utilization:	62.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 399592

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399592	$25,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399592. Member loan 399592 was requested on April 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,329 / month
Current employer:	Legion Design/ Campbell & Associates	Debt-to-income ratio:	12.20%
Length of employment:	4 years	Location:	Lorton, VA

Home town:	Rich Creek
Current & past employers:	Legion Design/ Campbell & Associates
Education:	University of Delaware, George Mason University

This borrower member posted the following loan description, which has not been verified:

I am currently a Design Engineer with a B.S in Engineering and a Masters Degree in Civil and Infrastructure Engineering. I am starting a firm that will concentrate on contracts with Federal and Local Government Design Contracts. I need some working capital, as well as some funds to pay off some debt I have accumulated on a personal credit card.

A credit bureau reported the following information about this borrower member on April 28, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39.00	Public Records On File:	0
Revolving Line Utilization:	0.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 399604

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399604	$3,500	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399604. Member loan 399604 was requested on April 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,250 / month
Current employer:	Insurance Center Inc	Debt-to-income ratio:	18.46%
Length of employment:	14 years 4 months	Location:	Alexander, AR

Home town:	Little Rock
Current & past employers:	Insurance Center Inc, United Artist Communications, Inc
Education:	University of Little Rock at Arkansas

This borrower member posted the following loan description, which has not been verified:

I need a new roof and have the money to pay for it but would rather take out a low interest loan to finance it at this time.

A credit bureau reported the following information about this borrower member on April 29, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1987	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	43
Revolving Credit Balance:	$2,733.00	Public Records On File:	0
Revolving Line Utilization:	7.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 399616

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399616	$10,750	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399616. Member loan 399616 was requested on April 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Halstrom High School	Debt-to-income ratio:	14.74%
Length of employment:	10 months	Location:	Mission Viejo, CA

Home town:	San Pedro
Current & past employers:	Halstrom High School, Victoria's Secret, Mathnasium of Orange
Education:	Azusa Pacific University

This borrower member posted the following loan description, which has not been verified:

My husband and I are applying for this loan in order to pay off our credit cards. We are actively working to eliminate our debt, increase our credit scores, and save money for a down payment on a house in the next 18 months. We have clear credit histories with no missed or late payments. Our interest rates have been raised during this recession, but we have had zero issues paying more than the minimum payment every month. This loan would enable us to pay off almost all of our debt and realize our goal of homeownership in the next 18 months. We will continue to pay more than our monthly payment in order to eliminate this debt in less than 36 months.

A credit bureau reported the following information about this borrower member on April 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,175.00	Public Records On File:	0
Revolving Line Utilization:	53.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 399645

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399645	$4,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399645. Member loan 399645 was requested on April 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	Spherion	Debt-to-income ratio:	24.72%
Length of employment:	10 months	Location:	Pittsburgh, PA

Home town:	Landstuhl
Current & past employers:	Spherion, Northwestern Mutual
Education:	University of Pittsburgh-Main Campus, Chatham University

This borrower member posted the following loan description, which has not been verified:

I am looking to pay some medical bills. I recently received insurance, but that did not stop the bills from mounting. I am a reliable professional who needs a little bit of a push. I pay all of my bills on time and just need help getting out of the slump.

A credit bureau reported the following information about this borrower member on April 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,231.00	Public Records On File:	0
Revolving Line Utilization:	95.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 399674

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399674	$1,500	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399674. Member loan 399674 was requested on April 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,917 / month
Current employer:	country market	Debt-to-income ratio:	4.33%
Length of employment:	10 years	Location:	ADRIAN, MI

Home town:	adrian
Current & past employers:	country market
Education:

This borrower member posted the following loan description, which has not been verified:

buying new washer/dryer

A credit bureau reported the following information about this borrower member on April 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,413.00	Public Records On File:	0
Revolving Line Utilization:	10.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 399691

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399691	$3,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399691. Member loan 399691 was requested on April 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Lowes	Debt-to-income ratio:	9.88%
Length of employment:	4 years 11 months	Location:	Laurel, MD

Home town:	Boston
Current & past employers:	Lowes
Education:	University of Massachusetts at Amherst

This borrower member posted the following loan description, which has not been verified:

I would like this amount so that I can pay off some debt. Thanks in advance!

A credit bureau reported the following information about this borrower member on April 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	72
Revolving Credit Balance:	$5,431.00	Public Records On File:	0
Revolving Line Utilization:	86.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 399817

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399817	$12,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399817. Member loan 399817 was requested on April 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,417 / month
Current employer:	Humana Inc.	Debt-to-income ratio:	15.15%
Length of employment:	6 years	Location:	Royse City, TX

Home town:	Tyler
Current & past employers:	Humana Inc.
Education:	Texas A&M University

This borrower member posted the following loan description, which has not been verified:

I need a loan to consolidate some credit card debt. I am a very responsible borrower as indicated by my credit report. I have a solid income and am never late on any bills. Looking to just get out from under the unscrupulous credit card companies.

A credit bureau reported the following information about this borrower member on April 29, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,326.00	Public Records On File:	0
Revolving Line Utilization:	25.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 399841

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399841	$15,600	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399841. Member loan 399841 was requested on April 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,583 / month
Current employer:	Security Services of America	Debt-to-income ratio:	6.02%
Length of employment:	35 years 6 months	Location:	homosassa, FL

Home town:	Towson
Current & past employers:	Security Services of America
Education:	University of Maryland-Eastern Shore

This borrower member posted the following loan description, which has not been verified:

I need this loan to pay my medical bills off.

A credit bureau reported the following information about this borrower member on April 29, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1985	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,135.00	Public Records On File:	0
Revolving Line Utilization:	5.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 399851

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399851	$8,800	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399851. Member loan 399851 was requested on April 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$37,500 / month
Current employer:	Self	Debt-to-income ratio:	3.84%
Length of employment:	10 years	Location:	Kerrville, TX

Home town:	Long Beach
Current & past employers:	Self, County of Orange, CA
Education:	Citrus College

This borrower member posted the following loan description, which has not been verified:

We are a Wireless Internet Service Provider (WISP) with a fast-growing demand for our high-speed internet and computer networking solutions in an affluent, yet rural retirement community. Our ten year old company is highly respected in our service area, and we have a twenty year contract with our City that provides us industry exclusive use of the City's water towers on which we mount high-end wireless internet transmission equipment. We provide real-time video surveillance capability for homeland security purposes to the City in exchange for the use of those towers to provide commercial and residential internet access to our paying customers. This greatly reduces our ongoing overhead when compared to most wireless providers that lease expensive space on commercial communication towers. There are large gated communities scattered throughout the surrounding hills where scores of multi-million dollar homes are being built (even during this economic downturn). Our beautiful but hilly topography requires us to use more tower locations to cover these pockets of population as we expand out from our City tower locations. Although we need more transmission sites than in flatter environments, we can easily negotiate deals with ranchers and other rural landowners to barter broadband internet service in exchange for the use of abandoned private TV towers (now made obsolete through satellite TV access) on the tops of their hills, or for ideally located hilltops on which we can construct relatively inexpensive towers. Within our service area we have three or four small communities and towns with sufficient population and demand for our wireless internet delivery that are blocked from our other transmission sites. We need to build three or four small towers to expand our wireless network to reach those homes and businesses. Since we must build and equip these towers before we can even begin to generate monthly income from customers reached from them, it is a very capital intensive business. Over the years, We have generally used credit cards and business credit lines to fund these expenditures. We've never been late on any payments and always pay several times the minimums due each month. Recently, the banks being "bailed out" with our tax money (supposedly to stimulate the availability of credit) have increased interest rates on existing balances, and in some cases reduced the amount of unused credit available. We are paying higher interest to them, to pay our taxes back to us. We've kept our finances and credit straight while they've messed theirs up and rewarded themselves at our expense. We are hoping that peer-to-peer lending may be a smarter way to fund some of our growth. It just makes common sense to pay less interest while helping entreprenurial investors make far better returns than those banks will pay them. This is the type of change America really needs! Having worked in the internet industry for over 13 years, we've seen ideas come and go. We've also seen them come and stay. We're betting that given the proliferation and growth of the internet, peer-to-peer banking is as timely and obvious an idea as eBay. We will use the funds from this loan to build and equip a small tower that will open up the greatest amount of underserved internet customers in our area. We get several desperate requests each week from potential customers there who are dissatisfied with their broadband choices, and many that cannot get high-speed internet by any other (acceptable) means. We pay tens of thousands of dollars out each month, always in excess and always on time. Both our corporate and personal credit is excellent. Our potential customer base is clamoring for our service. If this venture into PtoP expansion funding proves to be as exciting as we anticipate, we will immediately be seeking more loans to consolidate existing balances on our bank credit lines. Thank you for your interest in our loan request.

A credit bureau reported the following information about this borrower member on April 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	27	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$67,021.00	Public Records On File:	0
Revolving Line Utilization:	46.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 399855

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399855	$20,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399855. Member loan 399855 was requested on April 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,833 / month
Current employer:	Malott Investments	Debt-to-income ratio:	21.40%
Length of employment:	10 years 6 months	Location:	Waukesha, WI

Home town:	Milwaukee
Current & past employers:	Malott Investments, Pre-Paid Legal svc Inc
Education:	Mississippi Valley State University

This borrower member posted the following loan description, which has not been verified:

I am an entrepreneur. I have been in business for myself for over 10years! I have built large profitable businesses in real estate, network marketing, Insurance, leadership training events, and sports marketing. Our business is growing rapidly as we continue to tap into markets that thrive even in tough times. I have been featured in magazines like "Success from Home" and available at newsstands now Premiere Business mag. Recently featured in Les Browns book ???The Power Of ONE". We have a huge Book of business we built with an insurance company that produces over $300,000 in annual passive / renewal gross income. We have always had lines of credit with major banks. It seems banks are afraid to lend to anyone at this time! That is why I am here now. We would like to simply eliminate the last of the credit card debt that we have. Aprox. $10,000 to Chase bank currently at 12% and $8,000 to Citi bank @ 10% We have steady paid down, or paid off all of our credit card debt. This Loan would finish it off completely! We pay all of our debts on time. We live up to the obligations we create! I live in Wisconsin with my wife Tiffaney and 4 daughters Lauren, Carissa, Jessica and brand new addition April 27th 2009 Codi. This loan would be paid on time like every other loan I have had. Thank You for your consideration. To learn more about my wife and I (or buy our books) check out: www.tlotti.com www.1powerfulvision.com www.hardknocksfights.com

A credit bureau reported the following information about this borrower member on April 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	34
Revolving Credit Balance:	$12,531.00	Public Records On File:	0
Revolving Line Utilization:	30.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 399917

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399917	$4,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399917. Member loan 399917 was requested on April 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	Lion Cleaning Services, Inc.	Debt-to-income ratio:	1.34%
Length of employment:	2 years 9 months	Location:	Aurora, CO

Home town:	Long Beach
Current & past employers:	Lion Cleaning Services, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Hello, My wife and I purchased our home 6 monthes ago. We purchased a bank owned property that is begging us for a remodel. Please help us give our home the facelift it needs. thank you.

A credit bureau reported the following information about this borrower member on April 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,386.00	Public Records On File:	0
Revolving Line Utilization:	11.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 399973

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399973	$10,800	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399973. Member loan 399973 was requested on April 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Taiwan Jack LLC	Debt-to-income ratio:	0.40%
Length of employment:	6 months	Location:	New York, NY

Home town:	Taichung
Current & past employers:	Taiwan Jack LLC, AVN Ltd., Countrywide Securities Corp
Education:	Carnegie Mellon University, Florida International University, University of California-Davis (UC Davis)

This borrower member posted the following loan description, which has not been verified:

Hello, My company purchases items from suppliers and resell them to the government. We currently have contracts with the US government, but now need capital to grow the business. We will use the funds to pay our suppliers deposits for the purchased items and shipping. When the government receives the items, they pay us. We need the funds because there is a time gap from between when we need to pay the supplier and when the government pays us. The risks are relatively low in our business because our client is the US government. You can see the contracts we are working on here http://sites.google.com/site/taiwanjackllc/ This loan will allow my company to broker more contracts between suppliers and the government. I am financially knowledgeable and responsible. I use pay off credit card each month. Currently I do not have any debt and keep my living expenses to a minimal.

A credit bureau reported the following information about this borrower member on April 29, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$256.00	Public Records On File:	0
Revolving Line Utilization:	0.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 399982

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399982	$3,600	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399982. Member loan 399982 was requested on April 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	SLS Health	Debt-to-income ratio:	12.40%
Length of employment:	7 years 2 months	Location:	Poughkeepsie, NY

Home town:	Manhattan
Current & past employers:	SLS Health
Education:	Utica College of Syracuse University, SUNY New Paltz

This borrower member posted the following loan description, which has not been verified:

I will be using the money to help put me through school and to pay for supplies for the next couple of semesters. I will also be using it to consolodate 2 debts. It also happens that as fate would have it, I find myself in need of a lawyer. This would be the most important purpose. This loan would be the only way that I could sort out my legal troubles and still be able to go to school and pay my bills. I have held my current job for 7 years and I work full time while I attend school. I am very independent and I make sure that I get things done. This loan is incredibaly important to me so I would be sure to make payments in a timely fashion.

A credit bureau reported the following information about this borrower member on April 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	33
Revolving Credit Balance:	$2,495.00	Public Records On File:	1
Revolving Line Utilization:	83.20%	Months Since Last Record:	52
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 400002

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400002	$3,200	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400002. Member loan 400002 was requested on April 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Cardinal Health Inc.	Debt-to-income ratio:	18.07%
Length of employment:	1 year 11 months	Location:	San Diego, CA

Home town:	Saigon
Current & past employers:	Cardinal Health Inc.
Education:	The Art Institute of California - San Diego

This borrower member posted the following loan description, which has not been verified:

I am looking for a loan to start my business. I have a great business vision which is thoroughly researched. I just need the funding to execute it. I am a responsible person with a stable job and a great credit history. The loan will be put 100% into starting the business.

A credit bureau reported the following information about this borrower member on April 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$667.00	Public Records On File:	0
Revolving Line Utilization:	4.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 400034

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400034	$2,800	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400034. Member loan 400034 was requested on April 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,000 / month
Current employer:	US Army	Debt-to-income ratio:	10.63%
Length of employment:	3 years 9 months	Location:	greenfield, MA

Home town:	Greenfield
Current & past employers:	US Army
Education:	Greenfield Community College

This borrower member posted the following loan description, which has not been verified:

Recently got a great deal on a foreclosure, but the property needed some TLC, I am employed full time with the military and have excellent credit, this loan will help pay off the renovation debt, that has a high interest rate. thanks

A credit bureau reported the following information about this borrower member on April 29, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$185.00	Public Records On File:	0
Revolving Line Utilization:	1.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 400049

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400049	$15,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400049. Member loan 400049 was requested on April 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,667 / month
Current employer:	Boise Paper Holdings, LLC	Debt-to-income ratio:	9.57%
Length of employment:	20 years 5 months	Location:	Kennewick, WA

Home town:	Sioux City
Current & past employers:	Boise Paper Holdings, LLC, IBP
Education:

This borrower member posted the following loan description, which has not been verified:

Found a great REO property that I couldn't pass up. When I heard about this website I thought what a great idea. After I make some money I want to be on the other side, lending money to investors!

A credit bureau reported the following information about this borrower member on April 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1992	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	61	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,119.00	Public Records On File:	0
Revolving Line Utilization:	11.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 400052

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400052	$4,500	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400052. Member loan 400052 was requested on April 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,333 / month
Current employer:	Jacobs Engineering Grp.	Debt-to-income ratio:	7.52%
Length of employment:	3 years	Location:	Fort Lauderdale, FL

Home town:	Park Ridge
Current & past employers:	Jacobs Engineering Grp., Best Buy Co. Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

want to use the money to put hurricane shutters on the windows on my house

A credit bureau reported the following information about this borrower member on April 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,596.00	Public Records On File:	0
Revolving Line Utilization:	22.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 400060

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400060	$25,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400060. Member loan 400060 was requested on April 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Macys	Debt-to-income ratio:	5.88%
Length of employment:	3 years	Location:	New York, NY

Home town:	Raleigh
Current & past employers:	Macys, Ernest and Young
Education:	Fashion Institute of Technology (FIT)

This borrower member posted the following loan description, which has not been verified:

Hi, My finance and I are taking out a loan for our wedding expenses. This loan would cover the majority of our expenses and it will be paid back within 3 years. The minimum payment will not be a problem with my salary and monthly bills. Both of us make more than enough for the payments. I have good credit and have a long history of credit. Below I have listed some additional information but I would be more than happy to answer any questions. I look forward to doing business w/ my peers. Yearly Salary- $72,000 Monthly Rent- $600 Monthly Utilities- $90 Transportation- $81 (yeah subway) Cell Phone- $85 Student Loans- $280 Credit Cards- $240 Thanks so much for your consideration, Kristen

A credit bureau reported the following information about this borrower member on April 29, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,898.00	Public Records On File:	0
Revolving Line Utilization:	29.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 400097

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400097	$8,500	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400097. Member loan 400097 was requested on April 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	PMZ	Debt-to-income ratio:	18.82%
Length of employment:	4 years 2 months	Location:	Modesto, CA

Home town:
Current & past employers:	PMZ
Education:

This borrower member posted the following loan description, which has not been verified:

I need help paying off three cards, two of which have over 25% APR rates! Have had the debt for a while now but can't get rid of them due to the high APR. I have been making over $400 a month in payments for years and i'm getting nowhere with what I owe. I owe over $6,000 on one, $1,400 on another and $1,000 on another. Please, I have good credit, they are just old cards from when I was first building up my credit. Own SUV that can use as collateral.

A credit bureau reported the following information about this borrower member on April 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,579.00	Public Records On File:	0
Revolving Line Utilization:	47.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 400190

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400190	$3,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400190. Member loan 400190 was requested on April 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,333 / month
Current employer:	University of Maryland Medical Systems	Debt-to-income ratio:	6.83%
Length of employment:	8 years 1 month	Location:	Randallstown, MD

Home town:	Baltimore
Current & past employers:	University of Maryland Medical Systems
Education:	Towson University, Lincoln University of Pennsylvania, Morgan State University

This borrower member posted the following loan description, which has not been verified:

I am one month away from completing my grad school education and accomplishing one of my life-long dreams. I am a fulltime student with a fulltime job and a fulltime internship. I have worked very, very hard. This loan will help me pay off my remaining debt and pay for my competency examinations. I am very responsible and will make payments on time. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on April 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	17	Months Since Last Delinquency:	17
Revolving Credit Balance:	$2,936.00	Public Records On File:	0
Revolving Line Utilization:	43.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 400212

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400212	$10,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400212. Member loan 400212 was requested on April 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,250 / month
Current employer:	Wachovia Bank	Debt-to-income ratio:	20.00%
Length of employment:	1 year 1 month	Location:	Santa Rosa Beach, FL

Home town:	Alexander City
Current & past employers:	Wachovia Bank
Education:	Auburn University Main Campus

This borrower member posted the following loan description, which has not been verified:

Consolidating credit card debts

A credit bureau reported the following information about this borrower member on April 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,639.00	Public Records On File:	0
Revolving Line Utilization:	54.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 400236

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400236	$2,500	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400236. Member loan 400236 was requested on April 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$833 / month
Current employer:	National City Corp.	Debt-to-income ratio:	12.12%
Length of employment:	8 months	Location:	Floyds Knobs, IL

Home town:	Louisville
Current & past employers:	National City Corp., Eli Lilly and Company
Education:	Indiana University Kelley School of Business

This borrower member posted the following loan description, which has not been verified:

I have an outstanding bursar bill that I need to pay before I can enroll in summer and fall courses. I am scheduled to graduate in December 2009 and really need to register for my classes soon so that I will not be waitlisted and the registration will not close. I have exhausted all of my resources and any help is appreciated! Thank you!

A credit bureau reported the following information about this borrower member on April 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$647.00	Public Records On File:	0
Revolving Line Utilization:	24.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 400238

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400238	$8,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400238. Member loan 400238 was requested on April 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,458 / month
Current employer:	HD Supply	Debt-to-income ratio:	17.11%
Length of employment:	6 years 9 months	Location:	Tustin, CA

Home town:	Seattle
Current & past employers:	HD Supply
Education:	ITT Technical Institute

This borrower member posted the following loan description, which has not been verified:

I have a 29.99% interest rate on my primary credit card as well as a high-interest retail store credit card. I'd like to pay those credit cards off, manage my debt with a smaller number of payments and finally achieve some financial breathing room. What has recently increased the difficulty in paying off my debt is that I have started to contribute financially to my parents' well-being. They are in retirement that they did not plan well for and are on an extremely fixed budget. I already have a plan to get out of debt within 5 years, but with a lower interest rate I'll be able to accomplish being debt-free in a sooner amount of time, allowing me to contribute more to my parents, save for a home, family, and a more secure future.

A credit bureau reported the following information about this borrower member on April 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	75
Revolving Credit Balance:	$7,095.00	Public Records On File:	0
Revolving Line Utilization:	54.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 400245

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400245	$5,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400245. Member loan 400245 was requested on April 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,583 / month
Current employer:	Southeastern Technical College	Debt-to-income ratio:	6.36%
Length of employment:	4 years	Location:	Lyons, GA

Home town:	Eastman
Current & past employers:	Southeastern Technical College, Toombs County Board of Education
Education:	Georgia Southern University

This borrower member posted the following loan description, which has not been verified:

I need a loan to purchase education supplies for the upcoming semesters. My son is a graduate student at Florida Atlantic University in Forensic Accounting. He is entering his third semester and is in need of financial support for education expenses. I have excellent credit.

A credit bureau reported the following information about this borrower member on April 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1973	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	1
Revolving Line Utilization:	0.00%	Months Since Last Record:	39
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 400281

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400281	$25,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400281. Member loan 400281 was requested on April 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,200 / month
Current employer:	FOUR SEASON DELI	Debt-to-income ratio:	6.18%
Length of employment:	3 years	Location:	BAYSIDE, NY

Home town:
Current & past employers:	FOUR SEASON DELI
Education:

This borrower member posted the following loan description, which has not been verified:

My son is planning to get married on August 22 of this year. As a wedding gift I would like to down pay some money for him to purchase a home. I am giving him a total of 50K and only have 25K on hand to spare which is why I am looking for a loan. I hope you can all help me. Thank you!

A credit bureau reported the following information about this borrower member on April 30, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,307.00	Public Records On File:	0
Revolving Line Utilization:	12.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 400296

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400296	$9,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400296. Member loan 400296 was requested on April 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$20,083 / month
Current employer:	n/a	Debt-to-income ratio:	12.14%
Length of employment:	n/a	Location:	Houston, TX

Home town:	Carlsbad
Current & past employers:
Education:	Texas Tech University

This borrower member posted the following loan description, which has not been verified:

My wife and I are planing to remodel our upstairs bathroom. We have just had our first child and our house was built in 1966. So we are interested in updating it for his usage. We both have good credit scores and no late payments.

A credit bureau reported the following information about this borrower member on April 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,387.00	Public Records On File:	0
Revolving Line Utilization:	19.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 400323

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400323	$24,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400323. Member loan 400323 was requested on April 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,917 / month
Current employer:	State of Illinois	Debt-to-income ratio:	14.53%
Length of employment:	1 year 7 months	Location:	Pleasant Plains, IL

Home town:	Jacksonville
Current & past employers:	State of Illinois, Springfield Illinois School District 186, Jacksonville Illinois School District 117, MacMurray College
Education:	Butler University, University of Illinois at Springfield

This borrower member posted the following loan description, which has not been verified:

MacMurray College was having a huge layoff in 2001. I was included in this layoff group because I was one of the newest hires. I decided to go to school and get my masters. Unfortunately, I was living partially on credit cards, unable to pay off the total amount each month. I would get hooked in on 0% interest transfers but they were never for the whole balance. I found that paying on multiple balances was detrimental not helpful. I have completed my masters in Computer Science and currently working for the State of Illinois as an IT Specialist. I am paying $2k on my debt / mo, $1k more than the minimum. This does not leave much for daily cash so I end up using cards to get me through the month. I am able to pay off more that I spend but the amount is minimal compared to what I could be reducing. I do not have any late payments. I just want to get out from under my credit cards and I have 7 that I'm currently paying on. If I could get a loan for one payment, I could make my payments and recover quicker. Please help.

A credit bureau reported the following information about this borrower member on April 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,524.00	Public Records On File:	0
Revolving Line Utilization:	32.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 400351

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400351	$16,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400351. Member loan 400351 was requested on April 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	The Capital Grille	Debt-to-income ratio:	12.11%
Length of employment:	2 years	Location:	Scottsdale, AZ

Home town:	Richland
Current & past employers:	The Capital Grille, American Cancer Society
Education:	Radford University

This borrower member posted the following loan description, which has not been verified:

I would like to put some of my credit card debt into a more structured loan at a lower interest rate. I've never been late on my payments and am a great borrower, just had some vet and medical bills this year.

A credit bureau reported the following information about this borrower member on April 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39,293.00	Public Records On File:	0
Revolving Line Utilization:	61.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 400356

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400356	$25,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400356. Member loan 400356 was requested on April 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Self-Employed	Debt-to-income ratio:	0.35%
Length of employment:	6 years 4 months	Location:	Coppell, TX

Home town:	Coppell
Current & past employers:	Self-Employed
Education:

This borrower member posted the following loan description, which has not been verified:

Purpose of the loan: This loan will be used to purchase new equipment. I invested $70,000 last year to remodel part of our restaurant and our sales increased by 23% despite the recession. Therefore, I need additional equipment to serve more customers. My financial situation: I was going to use my credit card to purchase the equipment. However, the interest was a lot higher than borrowing money from here. I am a good candidate for this loan because my credit score is near 800 and my business is doing better than last year. In addition, our average credit card sale is about $6,000 ($5,952) a month. Thank you for reading my proposal.

A credit bureau reported the following information about this borrower member on April 30, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,095.00	Public Records On File:	0
Revolving Line Utilization:	8.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 400359

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400359	$24,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400359. Member loan 400359 was requested on April 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$5,000 / month
Current employer:	The Yardhouse	Debt-to-income ratio:	19.44%
Length of employment:	2 years	Location:	Scottsdale, AZ

Home town:	Pittsburgh
Current & past employers:	The Yardhouse, The Four Seasons, The Capital Grille, The Melting Pot
Education:	Virginia Polytechnic Institute and State University (Virginia Tech)

This borrower member posted the following loan description, which has not been verified:

I have excellent credit, perfect repayment history, just want to refi the debt on my credit card.

A credit bureau reported the following information about this borrower member on April 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,125.00	Public Records On File:	0
Revolving Line Utilization:	35.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 400393

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400393	$6,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400393. Member loan 400393 was requested on April 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Capital Technology Services Inc	Debt-to-income ratio:	18.67%
Length of employment:	1 year 2 months	Location:	Pasadena, MD

Home town:	Annapolis
Current & past employers:	Capital Technology Services Inc, Academy Facilities Management
Education:

This borrower member posted the following loan description, which has not been verified:

I want to get rid of the credit cards I have and make one payment for the three with the highest balances. By doing this, I will know the time legth of my loan. My goal is to only keep the two cards that are used for dental only and auto repairs when needed. And these two cards are, ( dental is same as cash for 12 months, and auto repairs is same as cash for 3 months.)

A credit bureau reported the following information about this borrower member on April 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	64
Revolving Credit Balance:	$7,849.00	Public Records On File:	0
Revolving Line Utilization:	40.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 400406

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400406	$2,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400406. Member loan 400406 was requested on April 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	Ruth's Chris Steakhouse	Debt-to-income ratio:	0.91%
Length of employment:	2 years 6 months	Location:	Maple Grove, MN

Home town:	St. Louis Park
Current & past employers:	Ruth's Chris Steakhouse, Copycats Media
Education:	University of Minnesota-Twin Cities Carlson School of Management

This borrower member posted the following loan description, which has not been verified:

This is a short-term loan to help me get a new small business up and running.

A credit bureau reported the following information about this borrower member on April 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,219.00	Public Records On File:	0
Revolving Line Utilization:	10.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 400408

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400408	$5,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400408. Member loan 400408 was requested on April 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,012 / month
Current employer:	AECOM	Debt-to-income ratio:	20.21%
Length of employment:	1 year	Location:	ridgecrest, CA

Home town:	San Diego
Current & past employers:	AECOM, US NAVY
Education:	Cerro Coso Community College

This borrower member posted the following loan description, which has not been verified:

I live in the desert in Southern CA and our backyard in nothing but dirt and would love to put in grass so the kids can play, due to living in the desert I would also need to put in a sprinkler system to keep the grass alive. I'm no longer in the military but I sill work for the navy as a civilian. I have served in the navy for 5 years and was honorably discharged on medical conditions due to injury from the military. I have a great paying and secure job and have a second income from the Veterans Affairs. I have always paid my debt on time. This will also increase our house value. Your help is greatly appreciated.

A credit bureau reported the following information about this borrower member on April 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	32
Revolving Credit Balance:	$16,289.00	Public Records On File:	0
Revolving Line Utilization:	36.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 392873

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392873	$5,400	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392873. Member loan 392873 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$14,000 / month
Current employer:	Wildeco, Inc.	Debt-to-income ratio:	6.64%
Length of employment:	7 years 6 months	Location:	Wall, TX

Home town:	San Angelo
Current & past employers:	Wildeco, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

I have a big payment coming in, but not till December so I need to get a better rate on my citi card. I have always paid on time and have very good cr. I had to move offices, and I had to but alot on my citi card. So in December I get my payment of 25,000 from family.

A credit bureau reported the following information about this borrower member on April 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$61,575.00	Public Records On File:	0
Revolving Line Utilization:	83.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 396874

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
396874	$20,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 396874. Member loan 396874 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,342 / month
Current employer:	Southern Wine and Spirits	Debt-to-income ratio:	11.84%
Length of employment:	4 years 2 months	Location:	Brooklyn, NY

Home town:	Port of Spain
Current & past employers:	Southern Wine and Spirits, Fox-Pitt Kelton
Education:

This borrower member posted the following loan description, which has not been verified:

Hey Guys, My name is Dwight and I am looking for a low interest rate loan, in order to pay off my high interest rate credit cards. I have worked for the same company for the last 4 years at a base salary of 76k and I have a decent credit score. Thanks for reviewing my application.

A credit bureau reported the following information about this borrower member on April 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	52
Revolving Credit Balance:	$8,682.00	Public Records On File:	0
Revolving Line Utilization:	25.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 399481

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399481	$9,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399481. Member loan 399481 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,817 / month
Current employer:	Martin County School District	Debt-to-income ratio:	8.98%
Length of employment:	4 years	Location:	JUPITER, FL

Home town:	Windber
Current & past employers:	Martin County School District
Education:	Indiana University of Pennsylvania-Main Campus

This borrower member posted the following loan description, which has not been verified:

Purchase vehicle

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1981	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$38,216.00	Public Records On File:	0
Revolving Line Utilization:	50.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 399510

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399510	$4,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399510. Member loan 399510 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Universal Protection Services	Debt-to-income ratio:	12.60%
Length of employment:	3 years 2 months	Location:	Capitola, CA

Home town:	Santa Cruz
Current & past employers:	Universal Protection Services, Securitas security
Education:

This borrower member posted the following loan description, which has not been verified:

Hello, my name is Milo and I would like to use the money to pay down my debt on my credit card. My current credit card is at 19%, so I would use the money to pay down the debt immediately to save on in the interest. I have been working at the same company for three years and in addition I also have monthly income coming in from other investments. I believe to be a low risk investment because of the following: My rent is very low ($550), food expenses are low 150$,no medical bills, I have monthly investment income, have no child and I'm single. If anyone has a question, please ask. Thanks for looking.

A credit bureau reported the following information about this borrower member on April 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	33
Revolving Credit Balance:	$16,292.00	Public Records On File:	0
Revolving Line Utilization:	48.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 400386

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400386	$8,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400386. Member loan 400386 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,417 / month
Current employer:	The Eye Institute of West Florida	Debt-to-income ratio:	21.51%
Length of employment:	3 years	Location:	SAINT PETERSBURG, FL

Home town:	St Petersburg
Current & past employers:	The Eye Institute of West Florida, The Eye Institute of West Florida
Education:

This borrower member posted the following loan description, which has not been verified:

The money will be used to help me catch up on some bills for my house and to help me keep my day by day life going with my son. I have always been on time for any bills that are due. Recently my ex-husband has stopped helping me out with our son. I have had to pull the weight of paying for everything and that has set me behind. I want to be able to pay up some family I owe and get caught up on my bills. I am a very responsible person. This situation with my ex has put me here and I just need some help back on my feet to get back to where I was. Caught up.

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,065.00	Public Records On File:	0
Revolving Line Utilization:	80.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 400452

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400452	$20,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400452. Member loan 400452 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	ambassader trucking	Debt-to-income ratio:	7.30%
Length of employment:	5 years 6 months	Location:	DEARBORN, MI

Home town:	Lebanon
Current & past employers:	ambassader trucking, alco trucking
Education:	university og beirut

This borrower member posted the following loan description, which has not been verified:

i need an auto loan, i would appreciate it if some one can help me with this. I make good money, i have no bills but a some credit cards and my house rent, never had a late payment in my life.

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2004	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 400534

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400534	$9,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400534. Member loan 400534 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,642 / month
Current employer:	Youth Advocate Programs, Inc.	Debt-to-income ratio:	14.03%
Length of employment:	7 years 9 months	Location:	Erie, PA

Home town:	Blairsville
Current & past employers:	Youth Advocate Programs, Inc., Erie County Crisis Services, Inc., Charter Behavioral Health
Education:	Edinboro University of PA

This borrower member posted the following loan description, which has not been verified:

I have recently struggled with finances and used my credit cards more than I have wanted to help. I do not feel good with this debt and want to make a plan to close those cards, pay off that debt as fast as I can and start a life of credit free living again. I've struggled in the past with credit card debt and worked so hard to be dependent of credit cards. Now that I allowed myself to use them again, I hate being in this situation and just want to start fresh with paying off this debt and working instead to save money and invest better for my future - hopefully through this lending club once I pay off this debt. I've read for days abot this site and think it is incredible and hope you can help. I have a good job as a Director of a Mental Health Agency for Children, am a well educated person with a Master's Degree in Social Sciences and live my life with Integrity. I'm asking for your help to feel better about myself with a better debt payoff solution.

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1992	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,693.00	Public Records On File:	0
Revolving Line Utilization:	72.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 400560

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400560	$8,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400560. Member loan 400560 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,667 / month
Current employer:	Carter Construction	Debt-to-income ratio:	15.45%
Length of employment:	1 year	Location:	Avon, IL

Home town:
Current & past employers:	Carter Construction
Education:

This borrower member posted the following loan description, which has not been verified:

We are responsible home owners stuck in a bad situation. Our home is connected to a septic system and the finger system is going bad. We need to connect to city sewer because we have NO other options. The county will not give a permit to repair or replace the current septic. Unfortunately the sewer connection is across the street causing this project to become very expensive because of the boring under the road. We have tried everything, the bank would only loan us $14,200 and the county we live in offers no assistance. With the economy the way it is, no family members are able to assist. This is my last chance, if we cannot get this connected.......we will lose our family home. Thank You for your consideration.

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,391.00	Public Records On File:	1
Revolving Line Utilization:	54.70%	Months Since Last Record:	106
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 400578

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400578	$7,500	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400578. Member loan 400578 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Rice Tutors	Debt-to-income ratio:	0.92%
Length of employment:	1 year	Location:	HOUSTON, TX

Home town:	Houston
Current & past employers:	Rice Tutors, Post Oak school
Education:	Hillsdale College

This borrower member posted the following loan description, which has not been verified:

I'm wanting to promptly buy a new car since my last one flooded.

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	18	Months Since Last Delinquency:	10
Revolving Credit Balance:	$169.00	Public Records On File:	0
Revolving Line Utilization:	1.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 400604

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400604	$25,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400604. Member loan 400604 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,333 / month
Current employer:	Rose Bay Real Estate	Debt-to-income ratio:	6.69%
Length of employment:	7 years 4 months	Location:	Sarasota, FL

Home town:
Current & past employers:	Rose Bay Real Estate
Education:

This borrower member posted the following loan description, which has not been verified:

I am currently trying to get as much start up money as I can for a new business I hope to open in the next few months. It is golf and entertainment related and I feel will be a huge success in this market. I'm not sure I should put the idea on the net without a non disclosure, first time on this site so I'm not sure what details I should give out at this time. The whole project needs approx $150,000 to open which includes working capital. I have approx. $50,000 liquid of my own and I have several investors interested.I do have a business plan for anyone that requests and is seriously interested. I am in the real estate industry and have been for many years, personal tax returns exceed $150,000 per year and I have excellent credit, so paying this loan back is not an issue, the problem I run across is unless its an SBA loan banks want to see two years in business. Thanks for your time and feel free to ask questions thanks Charles

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1987	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	23
Revolving Credit Balance:	$70,210.00	Public Records On File:	0
Revolving Line Utilization:	69.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 400607

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400607	$3,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400607. Member loan 400607 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	n/a	Debt-to-income ratio:	6.18%
Length of employment:	1 year 7 months	Location:	Kyle, TX

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

I went on a vacation with my girlfriend and used the Discover card to fund it all. We racked up about $6,000. The week we got back, my roommates told me they were moving out -- that month. My purchase rate is currently 18.24% which makes it difficult to make significant headway on. I don't want apply for another card just to get a promotional rate for a short while and end up in the same spot a few months later.

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,055.00	Public Records On File:	0
Revolving Line Utilization:	78.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 400634

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400634	$7,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400634. Member loan 400634 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Sierra Canyon School	Debt-to-income ratio:	8.34%
Length of employment:	6 months	Location:	Sunland, CA

Home town:	Sunland
Current & past employers:	Sierra Canyon School, Los Angeles Federal Credit Union, Earthlink, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Hey all. I have an investment account here. I know how it all works. I'm proud to be a member of this community of investors. I have a $4000 (18%) balance on my AmEx and they just raised its rate and reduced its max, despite my history being great with them. I owe NewEgg $1000 (was 0%, will refresh to 20% in July) for a computer I bought in December, and I owe my uncle $2000 (12%) for helping me on my "final" divorce bill 18 months ago. I'd like to get debt out of my family affairs and get this all paid down. I work for a private non-profit school for K-12 as a Network Administrator. I love my job, they love me, and there's only been improving business conditions despite all the bad economic news. I'm a long-term thinker, my last two jobs I held for 5+ and 4+ years, respectively, and I intend to further my career here for a good while. The longer term goal of course is to buy a house, and the removal of debt is key there. My only other debts are 10k for the brunt of divorce costs and $4k left on my car loan. I look foreward to being a great and sound investment to you all.

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	59
Revolving Credit Balance:	$3,337.00	Public Records On File:	0
Revolving Line Utilization:	20.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 400650

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400650	$7,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400650. Member loan 400650 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	First Data	Debt-to-income ratio:	9.65%
Length of employment:	8 years	Location:	Columbus, GA

Home town:	Woonsocket
Current & past employers:	First Data, BB&T Corporation
Education:	Columbus State University

This borrower member posted the following loan description, which has not been verified:

I have several cards that I would like to payoff quickly.

A credit bureau reported the following information about this borrower member on April 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	31
Revolving Credit Balance:	$17,349.00	Public Records On File:	0
Revolving Line Utilization:	63.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 400652

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400652	$2,500	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400652. Member loan 400652 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	Conns	Debt-to-income ratio:	22.10%
Length of employment:	3 years 2 months	Location:	Lafayette, LA

Home town:	Charenton
Current & past employers:	Conns, Chett Morrison Diving comp
Education:

This borrower member posted the following loan description, which has not been verified:

wanting to buy a shed , porch for my trailer with steps, and save a little in my savings just in case we need to leave for a hurricane

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	67
Revolving Credit Balance:	$2,307.00	Public Records On File:	0
Revolving Line Utilization:	46.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 400653

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400653	$25,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400653. Member loan 400653 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,908 / month
Current employer:	Wyckoff Farms, Inc.	Debt-to-income ratio:	17.69%
Length of employment:	24 years 1 month	Location:	Mabton, WA

Home town:	Moses Lake
Current & past employers:	Wyckoff Farms, Inc., UI Group
Education:	Central Washington University

This borrower member posted the following loan description, which has not been verified:

Most of my revolving/credit card debt is higher than 15% I would like to consolidate this to a lower interest rate. Though I am maxed out on most the credit available I always have made payments for more the than the minimum due. if this was to get funded I will close all accounts that I payoff with the loan proceeds. I am looking for someone willing to take a chance on me.

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,700.00	Public Records On File:	0
Revolving Line Utilization:	92.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 400658

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400658	$10,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400658. Member loan 400658 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,250 / month
Current employer:	Chevron Corp.	Debt-to-income ratio:	9.98%
Length of employment:	16 years	Location:	Vallejo, CA

Home town:	Vallejo
Current & past employers:	Chevron Corp.
Education:	SDSU

This borrower member posted the following loan description, which has not been verified:

I have credit card debt that I am only making the minimum payments on because I have a family of six and there is always something. The balance never goes down and this sounded like a good way to pay down my debt with an end date in sight.

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	54	Months Since Last Delinquency:	16
Revolving Credit Balance:	$24,810.00	Public Records On File:	0
Revolving Line Utilization:	71.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 400693

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400693	$13,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400693. Member loan 400693 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,256 / month
Current employer:	Salisbury Rehab and Nursing Center	Debt-to-income ratio:	5.69%
Length of employment:	10 years 5 months	Location:	DELMAR, DE

Home town:	Laurel
Current & past employers:	Salisbury Rehab and Nursing Center, Chancellor Care Center of Delmar
Education:	University of Delaware, Delaware Technical and Community College-Owens

This borrower member posted the following loan description, which has not been verified:

I want to consolidate some debt..cancel some credit cards..I pay an extra 2 house payments a year, and pay extra on my credit cards every month..I have been on time with all of my creditors for many years..I also would like to make some home improvements

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1990	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,625.00	Public Records On File:	0
Revolving Line Utilization:	41.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 400735

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400735	$1,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400735. Member loan 400735 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	USAF	Debt-to-income ratio:	15.41%
Length of employment:	14 years 6 months	Location:	Pleasant View, UT

Home town:	Long Beach
Current & past employers:	USAF
Education:	American Military University

This borrower member posted the following loan description, which has not been verified:

I live in Utah and recently got rid of my gas guzzeling SUV. So I bought a Volkswagen. Well now that limits my summer camping and driving to work in heavy snow days during the winter. So a friend is leaving the area and needs to sell his 1991 Daihatsu Rocky for $1000.00. It runs and everything works on it, and I thought it would be perfect since it is cheap and very easy to work on. I have been in the Air Force for over 14 years now, and have a very good track record for paying off my debits. Thank you, Anthony Mastergeorge

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,302.00	Public Records On File:	0
Revolving Line Utilization:	71.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 400749

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400749	$5,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400749. Member loan 400749 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	homeland security	Debt-to-income ratio:	6.54%
Length of employment:	6 years	Location:	miami, FL

Home town:	Miami
Current & past employers:	homeland security
Education:

This borrower member posted the following loan description, which has not been verified:

plan to use loan for few basic overall upgrade to our new home. I am very trustworthy with a household income over 100,000.00 usd. My employer also sets a side a overtime bank for each officer of $35,000.00 which I am projected and on track to reach. Although my credit history is not very long. I have never had a late payment on any of my accounts. I just believe that I started with credit cards maybe a little too late. I never wanted credit cards due to the fact that I have seen others spend beyond their means. However, I realized they were needed to build credit. I have been employeed with homeland security for 6 years and my wife is currently employed as a teacher for dade county public schools for 6 years. We are more than able to make or save for this project., however I currently am being offered a great opportunity to take advantage of great saving,so time is of the essence.I hold all this is taken into consideration. Thank you for your time. I can be reached at 786-218-5805.

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,496.00	Public Records On File:	0
Revolving Line Utilization:	17.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 400761

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400761	$11,400	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400761. Member loan 400761 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,000 / month
Current employer:	Darren Kennedy	Debt-to-income ratio:	5.48%
Length of employment:	9 years 3 months	Location:	Ann Arbor, MI

Home town:	Dublin
Current & past employers:	Darren Kennedy, IBM, FileNet
Education:	Trinity College Dublin

This borrower member posted the following loan description, which has not been verified:

I have a Bank of America loan currently at $17,700. APR is 12.99%. I pay off $750 a month on a $460 monthly bill. No other large debts apart from the mortgage. I have no late payments on any debt ever. I have been in the same software engineering job for 9 years and consistently rank in the top 5% (earning a bonus of a few thousand each year). The difference between the BofA loan payoff amount and the requested loan amount would be used to get plane tickets so my 3 year old twins can go to Ireland to see their grandparents (aw).

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,602.00	Public Records On File:	0
Revolving Line Utilization:	36.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 400769

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400769	$6,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400769. Member loan 400769 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,583 / month
Current employer:	Jim's Landscaping	Debt-to-income ratio:	21.92%
Length of employment:	13 years 1 month	Location:	Toms River, NJ

Home town:	Neptune
Current & past employers:	Jim's Landscaping, Lucent Technologies
Education:

This borrower member posted the following loan description, which has not been verified:

I am self employed and have been in business for over 12 years. I have over 120 repeat customers and have always been dependable. This loan will help me save some money I am being charged on credit card interest rates.

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,908.00	Public Records On File:	0
Revolving Line Utilization:	30.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 400773

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400773	$3,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400773. Member loan 400773 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Sunlight Foundation	Debt-to-income ratio:	3.89%
Length of employment:	1 year 11 months	Location:	Washington, DC

Home town:	Cary
Current & past employers:	Sunlight Foundation, Harris
Education:	Rochester Institute of Technology (RIT)

This borrower member posted the following loan description, which has not been verified:

I am just over a year out of college, working for a great organization in Washington DC dedicated to the enhancement of government transparency. I moved here without much money after school and have been living in a sort of lousy apartment near which I've been robbed twice but was planning to move to a nice place next month now that I can afford to on my recently raised salary. Unfortunately on tax day I got hit with a $3700 bill (first year in the work force and spending a large part of it as a consultant that didn't have social security taken out of my paychecks, etc. hurt me a lot). This basically wiped out my savings which will make this move extremely difficult for me. As far as the security of this loan, I can easily afford to pay it back as I have steady income. I honestly just need to spread out the unexpected tax hit over a few months as it came at the most inopportune time given that I'm mid-move. I have no other debt.

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9.00	Public Records On File:	0
Revolving Line Utilization:	0.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 400774

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400774	$15,250	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400774. Member loan 400774 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,633 / month
Current employer:	Retired	Debt-to-income ratio:	23.64%
Length of employment:	n/a	Location:	Ocala, FL

Home town:	Moorestown
Current & past employers:	Retired, Farmers Bank of Maryland, Dixon's Furniture
Education:

This borrower member posted the following loan description, which has not been verified:

This loan will be used to add an in-law suite to my granddaughters home. I am moving in with my granddaughter and her family and would like a space of my own. I would like to put in a bedroom and bathroom and a kitchenette for my use. I use to live on my farm in Maryland and I spend my winters with my granddaughter in florida and decided to make the move permanent but I need a little room for myself so I can still have my own space. I was living alone and no longer want to be by myself so this is the perfect solution. I have a great credit standing, I have always paid my bills on time and I have almost zero debt. Looking to pay this off soon as my farm sells. Do not want to get a home equity loan as it is a 500 acre farm and needs to be sub-divided prior to the sale to sell. I want to sell the house only and am leaving the farmland to my son. This can not happen till we get the subdivision completed.

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1982	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	33	Months Since Last Delinquency:	13
Revolving Credit Balance:	$15,277.00	Public Records On File:	0
Revolving Line Utilization:	24.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 400775

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400775	$5,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400775. Member loan 400775 was requested on May 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,583 / month
Current employer:	Robbins Brothers	Debt-to-income ratio:	15.21%
Length of employment:	2 years 1 month	Location:	ROSEMEAD, CA

Home town:	Rosemead
Current & past employers:	Robbins Brothers
Education:	University of Phoenix-Online Campus

This borrower member posted the following loan description, which has not been verified:

I am currently a full time student working full time for Robbins Brother, World's Biggest Engagement Ring Store. I have been with the company for over 2 years and therefore have a very steady income. I make all my payment on time with all my credit accounts including my car loan. I have never had a history of delinquencies or missed payments. I want a loan in order to help me better manage my money. I have been in the process of paying down my debt for the last year and a half. I started with over $10,000 and am now down to around $5,500. I want to consolidate the rest of my debt simply because the interest rates on my credit cards are too high and in this economy I can't afford to lose any money. I want to make just one payment in order to help manage my money better. I will be finishing school soon which means I will have to start paying off my student loans and I want to be able to do that without still trying to paying off my credit card debt.

A credit bureau reported the following information about this borrower member on May 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,795.00	Public Records On File:	0
Revolving Line Utilization:	32.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 400783

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400783	$8,500	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400783. Member loan 400783 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Gilleland Chevrolet Cadillac	Debt-to-income ratio:	23.26%
Length of employment:	2 years 4 months	Location:	Saint Cloud, MN

Home town:	Cumberland
Current & past employers:	Gilleland Chevrolet Cadillac, Princeton Community Education, Mars Music
Education:	Saint Cloud State University

This borrower member posted the following loan description, which has not been verified:

My clients want more! I have been teaching the Martial Art of Taekwondo through the local Community Education program for over six years. I currently have 32 students and know I have lost students due to a lack of personal attention. I also have several long time students/customers who are offering to pay more if they could have classes/products catered to them. I have a great lease deal worked out, a great group of volunteers to help us market the business, and I work during the day as an Automotive Sales Manager so I know how to build the sales funnel for this company. I even have assistants who are qualified to provide instruction when I'm not there. My wife and I just got married two weeks ago so money is a little tight right now. I need to buy some mats, paint, and training equipment to be ready to open. Please help us make this dream a reality.

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	29
Revolving Credit Balance:	$6,130.00	Public Records On File:	0
Revolving Line Utilization:	37.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 400818

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400818	$23,100	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400818. Member loan 400818 was requested on May 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,750 / month
Current employer:	Embedded Software Co.	Debt-to-income ratio:	20.67%
Length of employment:	1 year 6 months	Location:	Corona, CA

Home town:	Fullerton
Current & past employers:	Embedded Software Co.
Education:	University of Southern California (USC)

This borrower member posted the following loan description, which has not been verified:

Looking to refinance with Lending Club for a better rate. I always pay my bills on time and a loan with Lending Club will allow me to pay my debt down a little faster.

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1990	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$80,602.00	Public Records On File:	0
Revolving Line Utilization:	91.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Posting Report Supplement No. 202 dated May 2, 2009